    As filed with the Securities and Exchange Commission on October 28, 2003


                            Registration Nos. 2-90949
                                    811-4014

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                         Post-Effective Amendment No.22


                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                 Amendment No.23


                             MERIDIAN FUND, INC.(R)
               (Exact name of Registrant as Specified in Charter)

                          60 E. Sir Francis Drake Blvd.
                             Wood Island, Suite 306
                               Larkspur, CA 94939
               (Address of Principal Executive Offices) (Zip Code)

                  Registrant's Telephone Number: (415) 461-6237

                              Richard F. Aster, Jr.
                             Wood Island, Suite 306
                          60 E. Sir Francis Drake Blvd.
                               Larkspur, CA 94939
                     (Name and Address of Agent for Service)

             It is proposed that this filing will become effective:


              _____ immediately upon filing pursuant to Rule 485(b)
                __X__ on November 1, 2003 pursuant to Rule 485(b)
              _____ 60 days after filing pursuant to Rule 485(a)(1)
              _____ 75 days after filing pursuant to Rule 485(a)(2)
                  _____ on ___________ pursuant to Rule 485 (a)

                              [MERIDIAN FUND LOGO]


                             MERIDIAN FUND, INC.(R)


                      ------------------------------------


                            MERIDIAN GROWTH FUND(R)

                             MERIDIAN VALUE FUND(R)
                      ------------------------------------

                                   PROSPECTUS


                                November 1, 2003


    THIS PROSPECTUS CONTAINS ESSENTIAL INFORMATION FOR ANYONE CONSIDERING AN
                           INVESTMENT IN THESE FUNDS.
    PLEASE READ THIS DOCUMENT CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.

                      ------------------------------------


                     Aster Investment Management Co., Inc.


                               Investment Adviser
                      ------------------------------------

                         web site: www.meridianfund.com
                      ------------------------------------

                             MERIDIAN FUND, INC.(R)

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                   PAGE
                                                                ----------
RISK/RETURN SUMMARY AND FUND EXPENSES.......................             1
  MERIDIAN GROWTH FUND(R)...................................             1
  MERIDIAN VALUE FUND(R)....................................             5

FURTHER INFORMATION ABOUT INVESTMENT OBJECTIVES, PRINCIPAL
  INVESTMENT STRATEGIES AND RISKS...........................            10
  General...................................................            10
  Growth Investing..........................................            10
  Value Investing...........................................            10
  Portfolio Turnover........................................            11
  Risks of Investing in Smaller, Newer Companies............            11
  High Yield Bonds..........................................            11
  Foreign Securities........................................            11
  Defensive Investments.....................................            12

ORGANIZATION AND MANAGEMENT.................................            13
  The Investment Adviser....................................            13
  Portfolio Manager.........................................            13
  Management Fees and Other Expenses........................            13
  The Transfer, Redemption and Disbursing Agent.............            14
  Custodian.................................................            14

SHAREHOLDER INFORMATION.....................................            15
  How To Purchase Shares....................................            15
  How To Redeem and Transfer Shares.........................            17
  Customer Identification Program...........................            20
  Distributions and Tax Status..............................            20

FINANCIAL HIGHLIGHTS........................................            23
  MERIDIAN GROWTH FUND(R)...................................            23
  MERIDIAN VALUE FUND(R)....................................            24

PRIVACY POLICY NOTICE.......................................            25

HOW TO OBTAIN ADDITIONAL INFORMATION........................    BACK COVER

--------------------------------------------------------------------------------
                     RISK/RETURN SUMMARY AND FUND EXPENSES
--------------------------------------------------------------------------------


MERIDIAN GROWTH FUND(R)


INVESTMENT OBJECTIVE, STRATEGIES AND RISKS


Objective:                        The MERIDIAN GROWTH FUND(R) seeks long-term
                                  growth of capital.


Principal Investment
Strategies:                       The Fund invests primarily in a diversified
                                  portfolio of publicly traded common stocks of U.S. companies. The Fund emphasizes companies that are relatively small in terms of total assets, revenues and earnings and that the Investment Adviser believes may have prospects for above average growth in revenues and earnings. These companies generally have market capitalizations between $100 million and $1.5 billion at the time of purchase.

                                  The Fund may also invest in equity-related securities (such as convertible debt securities and warrants), bonds rated A or better, and securities of foreign companies (denominated in U.S. dollars or foreign currencies), including emerging market companies. However, the Fund currently does not intend to invest more than 10% of its total assets, calculated at the time of purchase, in securities of foreign companies.

                                  The Fund generally sells investments when the Investment Adviser concludes that better investment opportunities exist in other securities, the security is fully valued, or the issuer's circumstances or the political or economic outlook have changed.

Principal Investment Risks:       Because the values of the Fund's investments
                                  will change with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.


                                  The values of the Fund's stock investments will fluctuate in response to the activities of individual companies and general stock market and economic conditions. The stock prices of smaller and newer companies tend to fluctuate more than those of larger, more established companies. The values of the Fund's bonds and convertible securities are affected by movements in interest rates; if interest rates rise, the values may fall.

                                  The values of the Fund's investments in
                                  foreign securities also depend on changing currency values, different political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging market securities involve greater risk and more volatility than those of companies in more developed markets.

PERFORMANCE


     The bar chart and performance table on this page show how the Fund has performed and provides some indication of the risks of investing in the Fund by showing how the performance of the Fund has varied from year to year. The bar chart shows changes in the year-to-year performance of the Fund. The table below it compares the performance of the Fund over time to the Russell 2000 Index, a broad based index of 2000 mid- and small-capitalization stocks.



     Both chart and table assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) does not indicate how the Fund will perform in the future.


                    YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31*
[BAR GRAPH]

1993                                                                             13.05
1994                                                                              0.55
1995                                                                             22.43
1996                                                                             11.19
1997                                                                             19.23
1998                                                                              3.09
1999                                                                             13.33
2000                                                                             28.20
2001                                                                             14.76
2002                                                                            -17.82


* For the period January 1, 2003 through September 30, 2003 the aggregate (non-annualized) total return of the Fund was 27.40% versus 28.58% for the Russell 2000 Index.



During the period covered by this bar chart, the Fund's highest quarterly return was 20.75% (for the quarter ended December 31, 2001); and the lowest quarterly return was -18.79% (for the quarter ended September 30, 1998).

                          AVERAGE ANNUAL TOTAL RETURNS

                   (FOR THE PERIODS ENDING DECEMBER 31, 2002)



                                        --------------------------------------------------
                                         PAST        PAST 5    PAST 10    SINCE INCEPTION
                                         YEAR        YEARS      YEARS     (AUGUST 1, 1984)
                                        --------------------------------------------------
MERIDIAN GROWTH FUND(R)
Return Before Taxes                     -17.82%       7.15%    10.05%          13.03%
Return After Taxes on Distributions     -18.33%       2.66%     6.33%             N/A
Return After Taxes on Distributions
  and Sale of Fund Shares               -10.56%       3.61%     6.46%             N/A
                                        --------------------------------------------------
Russell 2000 Index (reflects no
  deduction for fees, expenses, or
  taxes)                                -20.50%      -1.36%     7.15%           9.69%
------------------------------------------------------------------------------------------



CALCULATION METHOD FOR AFTER-TAX RETURNS



     The after-tax returns shown in the table above depict past performance information and were calculated in accordance with the Securities and Exchange Commission rules using the following assumptions:



     - After-tax returns are calculated using the highest historical individual federal income tax rates for each taxable component of the distribution.


     - Distributions were invested after deducting the taxes due on those distributions.

     - Holding periods were determined based on the actual purchase and distribution dates.


     - "Return After Taxes on Distributions" assumes you continue to hold your shares at the end of the period.



     - "Return After Taxes on Distributions and Sale of Fund Shares" assumes you sell your shares at the end of the period and pay applicable federal taxes.



     - The calculations do not include foreign, state or local taxes, the effects of phase-outs of certain exemptions, deductions, and credits at various income levels, and the effects of alternative minimum tax. As a result, actual after-tax returns depend on an investor's tax situation and may differ from those shown.



     - After-tax returns are not relevant to tax-exempt investors or those who hold their shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

FEES AND EXPENSES


     The Fund has no sales, redemption, exchange or account fees, although some institutions may charge you a fee for shares you buy through them. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



  SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
  Maximum Sales Load Imposed on Purchases                       NONE
  ------------------------------------------------------------------
  Maximum Sales Load Imposed on Reinvested Dividends and
    Distributions                                               NONE
  ------------------------------------------------------------------
  Deferred Sales Load                                           NONE
  ------------------------------------------------------------------
  Redemption Fees                                               NONE
  ------------------------------------------------------------------
  Exchange Fee                                                  NONE
  ------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  (FEES PAID FROM FUND ASSETS)
  Management fees                                               0.79%
  Rule 12b-1 expenses                                           NONE
  ------------------------------------------------------------------
  Other expenses                                                0.16%
  ------------------------------------------------------------------
  Total annual Fund operating expenses                          0.95%
  ------------------------------------------------------------------


EXAMPLE


     Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming the following:


     - $10,000 initial investment in the Fund

     - 5% annual return

     - redemption at the end of each period

     - no changes in the Fund's operating expenses

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:


-------------------------------------------------------------------------------------------
                           1          3          5          10
                          YEAR      YEARS      YEARS      YEARS
                          --------------------------------------
                          $97..     $303       $525       $1,166
-------------------------------------------------------------------------------------------

MERIDIAN VALUE FUND(R)

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

Objective:                        The MERIDIAN VALUE FUND(R) seeks long-term
                                  growth of capital.

Principal Investment
Strategies:                       The Fund invests primarily in a diversified
                                  portfolio of publicly traded common stocks of U.S. companies.


                                  The Fund emphasizes stocks which the
                                  Investment Adviser believes are undervalued in relation to the issuer's long-term earning power or asset value, or the stock market in general. The Fund generally sells investments when the Investment Adviser concludes that they are fully valued. The Fund's investments are not limited to companies of any particular size.



                                  The Fund intends to invest at least 65% of its total assets in common stocks and equity-related securities (such as convertible debt securities and warrants). The Fund may invest up to 35% of its total assets in fixed income securities, including higher yield, higher risk, lower rated or unrated corporate bonds, commonly referred to as "junk bonds." These are bonds that are rated Ba or below by Moody's Investors Service, Inc. ("Moody's") or BB or below by Standard & Poor's Ratings Group ("S&P"), or unrated but of comparable quality as determined by the Investment Adviser. The Fund may invest up to 10% of its total assets in securities rated below Ca by Moody's or C by S&P, or unrated but of comparable quality.



                                  The Fund may purchase high yield bonds that the Investment Adviser believes will increase in value due to improvements in their credit quality or ratings, anticipated declines in interest rates or improved business conditions for the issuer.


                                  The Fund may also invest in securities of foreign companies (denominated in U.S. dollars or foreign currencies) including emerging market companies. However, the Fund currently does not intend to invest more than 10% of its total assets, calculated at the time of purchase, in securities of foreign companies.

Principal Investment Risks:       Because the values of the Fund's investments
                                  will change with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

                                  The values of the Fund's stock investments will fluctuate in response to the activities of individual companies and general stock market and economic conditions. The stock prices of smaller and newer companies tend to fluctuate more than those of larger, more established companies.


                                  The values of the Fund's bonds fluctuate in response to movements in interest rates. If interest rates rise, the values of bonds generally fall; if interest rates fall, the values generally rise. The longer the average maturity of the Fund's bond portfolio, the greater the change in value. The values of the Fund's convertible securities are also affected by interest rates. The values of any of the Fund's bond investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund invests are speculative and are subject to greater volatility and risk of loss through default than investment grade securities, particularly in deteriorating economic conditions.


                                  The values of the Fund's investments in
                                  foreign securities also depend on changing currency values, different political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging market securities involve greater risk and more volatility than those of companies in more developed markets.

PERFORMANCE


     The bar chart and performance table on this page show how the Fund has performed and provides some indication of the risks of investing in the Fund by showing how the performance of the Fund has varied from year to year. The bar chart shows changes in the year-to-year performance of the Fund. The table below it compares the performance of the Fund over time to the S&P 500(R) Index, a widely recognized index of U.S. common stocks.



     Both chart and table assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) does not indicate how the Fund will perform in the future.


                    YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31*
[BAR GRAPH]

1995                                                                             23.80
1996                                                                             32.34
1997                                                                             21.37
1998                                                                             18.94
1999                                                                             38.28
2000                                                                             37.14
2001                                                                             11.70
2002                                                                            -13.36


* For the period January 1, 2003 through September 30, 2003, the aggregate (non-annualized) total return of the Fund was 18.55% versus 14.71% for the S&P 500(R) Index.



During the period covered by this total return chart, the Fund's highest quarterly return was 25.01% (for the quarter ended June 30, 1999); and the lowest quarterly return was -17.46% (for the quarter ended September 30, 1998).

                          AVERAGE ANNUAL TOTAL RETURNS

                   (FOR THE PERIODS ENDING DECEMBER 31, 2002)



                                                  ----------------------------------------
                                                   PAST      PAST 5      SINCE INCEPTION
                                                   YEAR      YEARS     (FEBRUARY 10, 1994)
                                                  ----------------------------------------
MERIDIAN VALUE FUND(R)
Return Before Taxes                               -13.36%    16.90%          17.45%
Return After Taxes on Distributions               -13.36%    15.05%          15.45%
Return After Taxes on Distributions and Sale of
  Fund Shares                                      -8.20%    13.10%          13.88%
                                                  ----------------------------------------
S&P 500(R) Index (reflects no deductions for
  fees, expenses or taxes)                        -22.09%    -0.58%           4.33%
------------------------------------------------------------------------------------------


CALCULATION METHOD FOR AFTER-TAX RETURNS


     The after-tax returns shown in the table above depict past performance information and were calculated in accordance with the Securities and Exchange Commission rules using the following assumptions:



     - After-tax returns are calculated using the highest historical individual federal income tax rates for each taxable component of the distribution.


     - Distributions were invested after deducting the taxes due on those distributions.

     - Holding periods were determined based on the actual purchase and distribution dates.


     - "Return After Taxes on Distributions" assumes you continue to hold your shares at the end of the period.


     - "Return After Taxes on Distributions and Sale of Fund Shares" assumes you sell your shares at the end of the period and pay applicable federal taxes.

     - The calculations do not include foreign, state or local taxes, the effects of phase-outs of certain exemptions, deductions, and credits at various income levels, and the effects of alternative minimum tax. As a result, actual after-tax returns depend on an investor's tax situation and may differ from those shown.


     - After-tax returns are not relevant to tax exempt investors or those who hold their shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

FEES AND EXPENSES

     The Fund has no sales, redemption, exchange or account fees, although some institutions may charge you a fee for shares you buy through them. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
  Maximum Sales Load Imposed on Purchases                          NONE
  ---------------------------------------------------------------------
  Maximum Sales Load Imposed on Reinvested Dividends and
    Distributions                                                  NONE
  ---------------------------------------------------------------------
  Deferred Sales Load                                              NONE
  ---------------------------------------------------------------------
  Redemption Fees                                                  NONE
  ---------------------------------------------------------------------
  Exchange Fee                                                     NONE
  ---------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  (FEES PAID FROM FUND ASSETS)
  Management fees                                                 1.00%
  Rule 12b-1 expenses                                              NONE
  ---------------------------------------------------------------------
  Other expenses                                                  0.11%
  ---------------------------------------------------------------------
  Total annual Fund operating expenses                            1.11%
  ---------------------------------------------------------------------


EXAMPLE

     Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming the following:

     - $10,000 initial investment in the Fund

     - 5% annual return

     - redemption at the end of each period

     - no changes in the Fund's operating expenses

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:


-------------------------------------------------------------------------------------------
                           1          3          5          10
                          YEAR      YEARS      YEARS      YEARS
                          --------------------------------------
                          $113      $353       $612       $1,352
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                FURTHER INFORMATION ABOUT INVESTMENT OBJECTIVES,
                   PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

GENERAL

In selecting investments to achieve the objective of long-term growth of capital, the Investment Adviser considers the economic outlook and political conditions as well as issuer-specific criteria. In addition to the factors described below, those criteria include the issuer's growth relative to its price-earnings ratio, its financial strength and management practices and abilities, other valuation criteria, and the value of the individual securities relative to other investment alternatives.


The application of each Fund's investment policies depends on the Investment Adviser's judgment. The proportions of a Fund's assets invested in equity or debt securities or cash equivalents, particular industries, and specific issues will shift from time to time in accordance with the Investment Adviser's judgment.


Each Fund's investment objective and its investment policies other than those listed as "fundamental" in the Statement of Additional Information (SAI) may be changed by the Board of Directors without stockholder approval. Any such changes may result in a Fund having investment objectives or policies different from those which you considered appropriate at the time you invested in the Fund.


In addition, each Fund may use certain types of investments and investing techniques that are described in more detail in the SAI.


GROWTH INVESTING


The companies in which the MERIDIAN GROWTH FUND(R) invests may have prospects for above-average growth in earnings and revenues because of many factors, including high sales growth, high unit growth, industry growth, high or improving returns on assets and equity and a strong balance sheet. The Fund may also invest in companies not meeting these criteria if the Investment Adviser believes they represent favorable investment opportunities for the Fund.


VALUE INVESTING

Securities in which the MERIDIAN VALUE FUND(R) invests may be undervalued because of many factors, including market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the issuer of the security. Any or all of these factors may provide buying opportunities at attractive prices compared to historical or current market price-earnings ratios, book value, underlying asset value, or the long-term earning prospects of the company. If, in the Investment Adviser's opinion, a stock has reached a fully valued position, it generally will be, but need not be, sold and replaced by securities which are deemed to be undervalued in the marketplace.


The Meridian Value Fund's policy of investing in securities that may be temporarily out of favor differs from the investment approach followed by many other mutual funds with a similar investment objective, including the MERIDIAN GROWTH FUND(R). Many such mutual funds typically do not invest in securities that have declined sharply in price, are not widely followed, or are issued by companies that have reported poor earnings or have suffered a downturn in business. The Investment Adviser believes, however, that the securities of companies that may be temporarily out of favor due to earnings declines or other adverse developments may offer good investment opportunities for the Fund.

PORTFOLIO TURNOVER


Short-term trading is not intended to be the primary means by which either Fund achieves its long-term investment objective. Each Fund, however, may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. Each Fund's annual portfolio turnover rate may exceed 100%, but in the case of the Meridian Growth Fund is not expected to exceed 100% and in the case of the Meridian Value Fund is not expected to exceed 200%. The Funds' portfolio turnover rates and the resultant commission expenses may be higher on a relative basis than those of most other mutual funds. See "Financial Highlights" for the Funds' past portfolio turnover rates. Frequent trading can result in short-term capital gains to the Funds, which are taxed as ordinary income when distributed to shareholders. A higher portfolio turnover rate will increase aggregate brokerage commission expenses which must be borne directly by a Fund and ultimately by that Fund's stockholders.


RISKS OF INVESTING IN SMALLER, NEWER COMPANIES


Each Fund's portfolio may include securities of smaller companies and less-seasoned companies which have limited operating histories and may not yet be profitable. Investments in these companies offer opportunities for capital gains, but involve significant risks, including limited product lines, markets or financial resources, dependence on a key group of managers, the absence of a ready market for the securities (or securities which trade less frequently or in a limited volume, or only in the over-the-counter market or on a regional stock exchange), volatility of the stock price, and in the case of unseasoned companies, the untested long-term viability of the firms' operations. A Fund will not invest in a company having an operating history of less than three years if immediately after and as a result of that investment the value of the Fund's holdings of such securities exceeds 25% of the value of the Fund's total assets.


HIGH YIELD BONDS


The MERIDIAN GROWTH FUND(R) will only purchase bonds rated A or better (or, if unrated, are considered by the Investment Adviser to be of equivalent credit rating). The MERIDIAN VALUE FUND(R) may purchase high-yield, high risk bonds (bonds rated less than Baa or BBB), which typically are subject to greater market fluctuations and to greater risk of loss of income and principal due to default by the issuer than are higher-rated bonds. Their values tend to reflect short-term corporate, economic and market developments and investor perceptions of the issuer's credit quality to a greater extent than lower yielding, higher-rated bonds. In addition, it may be more difficult to dispose of, or to determine the value of, high-yield, high-risk bonds. Bonds rated less than Baa or BBB are considered speculative. Bonds rated Ca or CC are described by the ratings agencies as "speculative in a high degree; often in default or having other marked shortcomings." See the Appendix to the SAI for a complete description of the bond ratings.


FOREIGN SECURITIES

Each Fund may invest in the securities of non-U.S. companies. These companies are not subject to uniform accounting, auditing and financial reporting standards and practices, or regulatory requirements comparable to those applicable to U.S. companies. There also may be less public information available about non-U.S. companies. Additionally, specific local political and economic factors must be evaluated in making these investments, including trade balances and imbalances, and related economic policies; expropriation or confiscatory taxation; limitations on the removal of funds or other assets; political or social instability; the diverse structure and liquidity of the various securities markets; and nationalization policies of governments around the world. However, investing outside the U.S. can also reduce certain of these risks due to greater diversification opportunities. Securities of non-U.S. issuers may be denominated in currencies other than the U.S. dollar. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in dollars. The value of currencies may fluctuate in a manner unrelated to the investment performance of the securities denominated in those currencies.


DEFENSIVE INVESTMENTS

When the Investment Adviser concludes, on the basis of its analyses of the economy, political conditions, or its own valuation guidelines and standards, that general market conditions warrant the reduction of some or all of a Fund's equity securities holdings, a Fund may adopt a temporary defensive posture to preserve capital and, if possible, to achieve positive returns in defensive type investments. During such periods a Fund may hold a portion or all of its assets in corporate debt obligations, preferred stocks, cash or money market instruments. A Fund may not achieve its investment objective while it is investing defensively.

--------------------------------------------------------------------------------
                          ORGANIZATION AND MANAGEMENT
--------------------------------------------------------------------------------

MERIDIAN FUND, INC.


Meridian Fund, Inc.(R) ("Meridian") is a no-load, open-end, diversified management investment company consisting of two separate portfolios, the MERIDIAN GROWTH FUND(R) and the MERIDIAN VALUE FUND(R).


THE INVESTMENT ADVISER

Meridian has retained as investment adviser Aster Investment Management Co., Inc. (the "Investment Adviser"), 60 E. Sir Francis Drake Blvd., Wood Island, Suite 306, Larkspur, California 94939. The Investment Adviser is an investment adviser for individuals and institutions. The Investment Adviser manages the investment of the Funds' portfolios, provides administrative services and manages Meridian's other business affairs. These services are subject to general oversight by Meridian's Board of Directors.

The Investment Adviser is a professional investment management organization founded in 1977. Richard F. Aster, Jr. owns substantially all of the Investment Adviser, and is President and a Director of Meridian and of the Investment Adviser. Aster Investment Management Co., Inc. is the successor by merger to the Funds' former adviser -- Aster Capital Management, Inc. Richard F. Aster, Jr. also owned substantially all of Aster Capital Management, Inc., which served as the Funds' investment adviser until the end of October 2000, when it was merged into the Investment Adviser. This merger did not affect the fees or terms of the advisory engagement, and did not involve a change in actual control or management of the adviser.

PORTFOLIO MANAGER


Richard F. Aster, Jr. has managed the MERIDIAN GROWTH FUND(R) and MERIDIAN VALUE FUND(R) since inception. Mr. Aster has been President of Aster Investment Management Co., Inc. for over twenty-five years.


MANAGEMENT FEES AND OTHER EXPENSES


Management Fees. MERIDIAN GROWTH FUND(R) pays the Investment Adviser an annual fee of 1% of the first $50 million of the Fund's average daily net assets and 0.75% of the Fund's average daily net assets in excess of $50 million. MERIDIAN VALUE FUND(R) pays the Investment Adviser an annual fee of 1% of the Fund's average daily net assets. The management fees are computed daily and paid monthly. For the fiscal year ended June 30, 2003, the Investment Adviser received an investment advisory fee of 0.79% of the average daily net assets for the Meridian Growth Fund and 1.00% of the average daily net assets for the Meridian Value Fund.


Expenses. Each Fund will pay all of its own expenses. Expenses which relate to both Funds (such as, for example, the fees and expenses paid to the Meridian Directors) will be allocated between Funds by the Investment Adviser in a reasonable manner.


The Investment Adviser has contractually agreed until at least October 31, 2004 to reimburse each Fund in the amount, if any, by which the aggregate operating expenses of the Fund in any fiscal year exceed 2.5% of the first $30 million of the Fund's average net assets, 2.0% of the next $70 million of the average net assets, and l.5% of the remaining average net assets. Any reimbursement will be on a monthly basis, subject to year-end adjustment. Interest expense, taxes and capital items such as brokerage fees and commissions are not included as expenses for these purposes.

THE TRANSFER, REDEMPTION AND DISBURSING AGENT


PFPC Inc. (PFPC) serves as Transfer, Redemption and Disbursing Agent to each Fund. Its address is 760 Moore Rd., King of Prussia, PA 19406.


CUSTODIAN


PFPC Trust Company, 8800 Tinicum Boulevard, Suite 200, Philadelphia, PA 19153, serves as Custodian of all securities and funds owned by the Funds.

--------------------------------------------------------------------------------
                            SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

INITIAL PURCHASE


Minimum Initial Investment. You must invest at least $1,000 to purchase shares when you open an account in each Fund.



Application. You may purchase shares from a Fund by sending a signed, completed application form and a check or money order, payable in U.S. dollars:


via regular mail to:
MERIDIAN FUND, INC.(R)

c/o PFPC Inc.


P.O. Box 9792


Providence, RI 02940



If you are sending applications, checks or other communications to a Fund via express delivery, registered or certified mail, send to:



MERIDIAN FUND, INC.(R)

c/o PFPC Inc.

760 Moore Road


King of Prussia, PA 19406-1212


Meridian does not accept purchases by third party checks, credit cards or cash.

The Funds reserve the right to suspend or modify the continuous offering of their shares.

Application Forms and Questions.  Call Shareholder Services at 1-800-446-6662.

You can download application forms, prospectus, and shareholder reports from our web site at www.meridianfund.com.

Payments by Wire. If you want to pay for your initial shares by wiring funds, call Shareholder Services at 1-800-446-6662 directly to have an account number assigned and make arrangements for the timely submission of the application form. See "Purchases By Wire" for further instructions.

Purchases through Third Parties. Third party dealers may have different investment limits, fees and policies for buying and selling shares than are described in this prospectus. In addition, Meridian assumes no liability for the failure of third party dealers to transmit your order promptly or accurately to either Fund.

TAX-DEFERRED PLANS


You may be entitled to invest in the Funds through a tax-deferred account under a prototype trust approved by the IRS (a "Plan Account"), such as an Individual Retirement Account ("IRA"), a Simplified Employee Pension Plan ("SEP-IRA"), a Roth IRA, or a Coverdell Education Savings Account. There is no service charge for the purchase of Fund shares through a Plan Account but there is an annual maintenance fee of $12 per Plan Account. PFPC Trust Company serves as custodian for Plan Accounts offered by Meridian. For more information about Plan Accounts along with the necessary materials to establish a Plan Account, call 1-800-446-6662 or write to: Meridian Fund, Inc.(R) c/o PFPC Inc., 760 Moore Rd. King of Prussia, PA 19406


You should consult your own tax advisors regarding the tax consequences to you of establishing or purchasing Fund shares through a Plan Account.

ADDITIONAL PURCHASES

Once you have opened an account, you may buy additional shares at any time by sending the stub from your last statement together with a check or money order for at least $50, payable in U.S. dollars:


via regular mail to:

MERIDIAN FUND, INC.(R)


c/o PFPC Inc.


P.O. Box 9792


Providence, RI 02940


via express delivery, registered or certified mail to:
MERIDIAN FUND, INC.(R)

c/o PFPC Inc.


760 Moore Road


King of Prussia, PA 19406-1212


Share purchase confirmations will include a form for sending additional funds. You must include your account number.


Automatic Investment. If you wish to have funds deducted from a checking account and invested into your Meridian account, call Shareholder Services at 1-800-446-6662 for the form.


PURCHASES BY WIRE


You may wire funds to Meridian. You should make arrangements so that your funds arrive at the same time as your instructions for the purchase of shares. Call Shareholder Services at 1-800-446-6662. Transfer funds by wire via the Federal Reserve Wire System as follows:



PNC Bank


Pittsburgh, PA


ABA No.:031000053


FFC Account number: 86-0690-5521


Attn: (Meridian Growth or Meridian Value Fund)


Meridian Fund Account Name


Meridian Fund Account Number



PNC Bank and Meridian are not liable for any loss incurred by delay in receiving money submitted by wire transfer.


PURCHASES BY TELEPHONE

Meridian may, from time to time, accept telephone purchase orders from broker-dealers and institutions previously approved by Meridian. Meridian does not have a sales or service charge but those broker-dealers may charge you for their services.

PRICE OF SHARES


Each Fund sells its shares at the next net asset value per share of the Fund determined after the Transfer Agent has received properly identified purchase funds. Net asset value per share (NAV) is computed as of the close of business (currently 4:00 p.m., Eastern Standard time) each day the New York Stock Exchange is open for trading.



NAV is determined by totaling the value of all portfolio securities, cash, other assets, including accrued interest and dividends, held by a Fund, and subtracting from that total all liabilities, including accrued expenses. The total NAV is divided by the total number of shares outstanding to determine the NAV of each share. Securities in the Fund's portfolio are valued primarily on market quotes, or, if quotes are not available, by a method that the Board of Directors of Meridian believes would reflect accurately the securities' fair value. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by a Fund could change on days when Fund shares may not be bought or sold. Short-term securities with original or remaining maturities more than 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.


Meridian's Transfer Agent will be closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.


EXCHANGES BETWEEN FUNDS


You may exchange shares from one Fund to the other Fund, subject to the minimum investment requirements of the Fund purchased. To exchange shares, write Meridian's Transfer Agent (see "Redemption and Transfer of Shares") or -- if you have submitted a signed Account Application which indicates that you have not declined the option -- telephone 1-800-446-6662 toll-free. The Fund and its Transfer Agent employ reasonable procedures including providing written confirmations to confirm that the instructions received from any person with appropriate account information are genuine. If the Fund or its Transfer Agent fail to employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "How to Purchase Shares -- Price of Shares.")


EXCHANGES HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


EXCHANGE SERVICES ARE AVAILABLE ONLY IN STATES WHERE THE FUND TO BE PURCHASED MAY BE LEGALLY OFFERED AND MAY BE TERMINATED OR MODIFIED AT ANY TIME UPON 60 DAYS' WRITTEN NOTICE.


HOW TO REDEEM AND TRANSFER SHARES

BY MAIL


You may redeem shares of a Fund by mail by writing directly to Meridian's Transfer Agent, PFPC Inc., via regular mail at MERIDIAN FUND, INC.(R), c/o PFPC Inc., P.O. Box 9792, Providence, RI 02940 or via express delivery, registered or certified mail at MERIDIAN FUND, INC.(R), 760 Moore Road, King of Prussia, PA 19406. If you send a redemption request to Meridian directly, rather than to its Transfer Agent, Meridian will forward your request to the Transfer Agent, but the effective date of redemption may be delayed until the request is received by the Transfer Agent.


You must sign the redemption request exactly as your name appears on the registration form and must include the account number. If more than one person owns the shares, all owners must sign the redemption request exactly as their names appear on the registration.


You must deliver stock certificates for any shares to be redeemed together with the signed redemption request.



Medallion signature guarantees, when required as described below, and any additional documents required by Meridian for shares owned by corporations, executors, administrators, trustees or guardians, also must accompany the redemption request. A request for redemption will not be processed until all of the necessary documentation has been received in proper form by the Transfer Agent. If you have questions about what documents are required, call Shareholder Services at 1-800-446-6662.

BY TELEPHONE OR TELEGRAM


The fund may require additional documentation or a medallion signature guarantee on any redemption request to help protect against fraud.



If the address of record has been changed within 30 days of a redemption request, a medallion signature guarantee is required to process the request to protect against fraud.



Unless you have declined the option in your account application, you may redeem shares of a Fund by telephone by calling Shareholder Services at 1-800-446-6662 during normal business hours. You also may send a telegram or an overseas cable to PFPC Inc., 760 Moore Road, King of Prussia, PA 19406, for the account of the Fund.


You may elect at any time to use the telephone or telegram redemption service. You may make that election on the initial application form or on other forms prescribed by the Fund. An executed authorization form must be on file with the Transfer Agent before you may use the service. Share certificates for the shares being redeemed must be held by the Transfer Agent. A corporation (or partnership) also must submit a corporate resolution (or certificate of partnership) indicating the names, titles and the required number of signatures authorized to act on its behalf. The authorization form must be signed by a duly authorized officer(s) and the corporation seal affixed.

The Funds provide written confirmation of transactions initiated by telephone to confirm that telephone transactions are genuine. If a Fund or the Transfer Agent fails to employ this and other reasonable procedures, the Fund or the Transfer Agent may be liable.

When using the telephone or telegram redemption service, you must give the full registration name, address, number of shares or dollar amount to be redeemed, Fund account number and name of the Fund in order for the redemption request to be processed.

PFPC and Meridian reserve the right to refuse any telephone or telegram instructions and may discontinue these redemption options upon 30 days written notice.

At times of peak activity it may be difficult to place requests by phone. During these times, consider sending your request in writing.

REDEMPTION BY WIRE


You can request transmittal of redemption proceeds directly to your predesignated account at a domestic bank if the proceeds are at least $5,000. Proceeds of less than $5,000 will be mailed to your registered address of record. The Fund will pay wire charges and other costs. Any changes or exceptions to the original election must be made in writing, with a medallion signature guarantee, and will be effective upon receipt by the Transfer Agent.


REDEMPTION PRICE AND CONDITIONS

All shares of the Funds may be redeemed at the next net asset value per share of the Fund determined after receipt of a redemption request by mail, telephone, telegraph or wire as described above, by the Transfer Agent. Because the net asset value of a Fund's shares will fluctuate as a result of changes in the market value of the securities it owns, the amount you receive upon redemption may be more or less than the amount you paid for the shares. (See "How to Purchase Shares -- Price of Shares.") Payment for shares redeemed in writing, by telephone or by telegram, if in good order, will be made promptly after receipt, but not later than seven business days after the valuation date.

Requests for redemption which are subject to any special conditions or which specify an effective date other than as provided in this Prospectus cannot be accepted. In accordance with the rules of the Securities and Exchange Commission ("SEC"), we reserve the right to suspend redemptions under extraordinary circumstances.

Investment dealers handling redemption transactions may charge you for the service.


Requests for redemptions will be honored but payment will be withheld until checks (including certified checks or cashier's checks) received for the shares purchased have cleared, which can take as long as fifteen calendar days from date of purchase. If you have questions about the proper form for redemption, call Shareholder Services at 1-800-446-6662.


MANDATORY REDEMPTION


If your account in a Fund falls below $750 for any reason other than market fluctuations, we will ask you to add to your account. If your account balance is not brought up to the minimum or you do not send us other instructions, we reserve the right to redeem your shares and send you the proceeds. You will be given at least 60 days notice to bring the account up to the minimum level before involuntary redemption.



MEDALLION SIGNATURE GUARANTEE



To prevent fraudulent redemptions, Meridian requires that the signature of each stockholder be medallion guaranteed for all redemptions greater than $25,000 or those directed to an address or individual other than the holder of record.


Signatures must be guaranteed through a "medallion" program. A "medallion" signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.


The medallion signature guarantees must appear, together with the signatures of the registered owners on one of the following: (1) a written request for redemption, which identifies clearly the exact names in which the account is registered, the account number and the number of shares or the dollar amount to be redeemed, (2) a separate instrument of assignment which should specify the total number of shares to be redeemed (this "stock power" may be obtained from Meridian or PFPC, or from most banks and stockbrokers), or (3) all stock certificates tendered for redemption, or on the letter of stock power if shares are held by the Transfer Agent.



OTHER DOCUMENTS



Additional documents may be required for purchases and redemptions when shares are registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization. For further information, please call the Funds' shareholder servicing agent at 1-800-446-6662.


SHARE TRANSFERS

You may transfer shares of a Fund by delivering to PFPC: (1) a letter of instructions, signed exactly as the shares are registered by each registered owner, which identifies clearly the exact names in which the account presently is registered, the account number, the number of shares to be transferred, and the names, address and social security or tax identification number of the account to which the shares are to be transferred, (2) stock certificates, if any, which are the subject of the transfer, and (3) an instrument of assignment ("stock power"), which should specify the total number of shares to be transferred and on which the signatures of the registered owners have been guaranteed. (See "Signature Guarantee.") Additional documents are required for transfers by corporations, executors, administrators, trustees and guardians. If you have questions about the documents required, call Shareholder Services (1-800-446-6662). If the transfer establishes a new account, you must also submit a new application. Meridian is not bound to record any transfer on the stock transfer books maintained by PFPC until PFPC has received all required documents.

KEEPING YOU INFORMED

After you invest, during the year we will send you the following communications:

- confirmation statements

- account statements, mailed after the close of each calendar quarter

- annual and semiannual reports, mailed approximately 60 days after June 30 and December 31

- quarterly reports, mailed approximately 45 days after March 31 and September
  30.

- 1099 tax form, sent by January 31

- annual updated prospectus, mailed to existing stockholders in the Fall.


In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-446-6662 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.



CUSTOMER IDENTIFICATION PROGRAM



Federal regulations require Meridian Fund, Inc. to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. This information will be used to verify your true identity. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by Meridian Fund, Inc. To the extent permitted by applicable law, Meridian Fund, Inc. reserves the right to place limits on transactions in your account until your identity is verified. In the rare event that we are unable to verify your identity, the Funds reserve the right to redeem your account at the current day's net asset value.


DISTRIBUTIONS AND TAX STATUS

DISTRIBUTIONS


Meridian declares and pays annually to the stockholders of each Fund distributions from the Funds' net investment income, if any. The amount depends on earnings, the financial condi-tion of the Fund and other factors. We will distribute any net realized capital gains to shareholders annually. A Fund may make additional distributions of any net investment income or net realized capital gains near or following the end of the calendar year.


We will automatically reinvest all distributions in shares, at net asset value (without sales charge), unless you otherwise instruct the Transfer Agent in writing.

The net asset value of shares will be reduced by the amount of your distributions. If you purchase shares shortly before the record date for a distribution you will pay the full price for the shares and receive some portion of the price back as a taxable distribution. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation, which may result in future taxable distributions.

UNDELIVERABLE REDEMPTION CHECKS

If you choose to receive distributions in cash and distribution checks are returned and marked as "undeliverable" or remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be cancelled and the money reinvested in the Fund. No interest is paid during the time the check is outstanding.

FEDERAL INCOME TAXES


This discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus. It does not apply to tax-exempt or foreign shareholders or those holding Fund shares through a tax-deferred account, such as a 401(k) Plan or IRA. The discussion summarizes only some of the important federal income tax considerations that affect the Funds and you as a shareholder. It is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation, including the federal, state, local and foreign tax consequences to you of an investment in a Fund. Federal income tax considerations are discussed further in the SAI.



We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and net realized capital gains, if any. Distributions to you of a Fund's ordinary income and net short-term capital gain generally are taxable as ordinary income. Distributions to you of a Fund's net long-term capital gain generally are taxable as a long-term capital gain.



Under recent changes to the Internal Revenue Code, an individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund's net long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges after May 5, 2003. Also, if you're an individual Fund shareholder, your distributions attributable to dividends received by the Fund from taxable U.S. and certain foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and the Fund for portfolio securities producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.



In general, distributions are taxable to you when paid, whether you take the distributions in cash or automatically reinvest them in additional Fund shares.


You will be notified in January each year about the federal tax status of distributions made by the Funds for the prior year.

Redemptions (including redemptions in-kind) and exchanges of Fund shares will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such gain or loss will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, all or a portion of capital losses realized on the redemption or exchange of Fund shares may be disallowed.



A Fund may be required to "back-up" withhold a portion of your distributions and redemption proceeds if you have not provided the Fund your taxpayer identification number in compliance with IRS rules and certified that you are not subject to back-up withholding. To avoid this, make sure you provide your correct tax identification number (social security number for most investors) and appropriate certification on your account application. If you do not provide us with a correct taxpayer identification number, you may also be subject to IRS penalties. The IRS may also instruct the Fund that you are subject to back-up withholding.



The Funds may incur foreign taxes in connection with some of their foreign investments. In general, shareholders cannot deduct or claim a credit for these taxes.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand each Fund's financial history. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent auditors, whose report, along with the Funds' financial statements, is included in the Funds' annual reports, which are available upon request and incorporated by reference in the SAI.



                            MERIDIAN GROWTH FUND(R)


   Selected data for each share of capital stock outstanding throughout each period.

----------------------------------------------------------------------------------------------------------
                                                         FOR THE FISCAL YEAR ENDED JUNE 30,
----------------------------------------------------------------------------------------------------------
                                             2003       2002       2001       2000       1999       1998
----------------------------------------------------------------------------------------------------------
 Net Asset Value -- Beginning of period    $  28.10   $  31.30   $  29.45   $  26.28   $  33.26   $  33.20
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Income from Investment Operations
----------------------------------------------------------------------------------------------------------
 Net Investment Income (Loss)*                (0.08)     (0.12)      2.26       0.11       0.16       0.27
----------------------------------------------------------------------------------------------------------
 Net Gains (Losses) on Securities (both
 realized and unrealized)                     (0.11)     (0.24)      3.89       4.99      (0.50)      4.92
----------------------------------------------------------------------------------------------------------
 Total From Investment Operations             (0.19)     (0.36)      6.15       5.10      (0.34)      5.19
----------------------------------------------------------------------------------------------------------
 Less Distributions
----------------------------------------------------------------------------------------------------------
 Distributions from Net Investment Income     (0.06)      0.00      (2.44)     (0.15)     (0.14)     (0.32)
----------------------------------------------------------------------------------------------------------
 Distributions from Net Realized Capital
 Gains                                        (0.61)     (2.84)     (1.86)     (1.78)     (6.50)     (4.81)
----------------------------------------------------------------------------------------------------------
 Total Distributions                          (0.67)     (2.84)     (4.30)     (1.93)     (6.64)     (5.13)
----------------------------------------------------------------------------------------------------------
 Net Asset Value -- End of Period          $  27.24   $  28.10   $  31.30   $  29.45   $  26.28   $  33.26
----------------------------------------------------------------------------------------------------------
 Total Return                                (0.20%)     0.42%     23.34%     21.45%      3.05%     16.92%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------
 Net Assets, End of Period (in thousands)  $448,393   $310,659   $182,117   $140,990   $185,683   $296,803
----------------------------------------------------------------------------------------------------------
 Ratio of Expenses to Average Net Assets      0.95%      1.02%      1.04%      1.09%      1.01%      0.95%
----------------------------------------------------------------------------------------------------------
 Ratio of Net Investment Income (Loss) to
 Average Net Assets                          (0.47%)    (0.62%)    (0.26%)     0.31%      0.49%      0.76%
----------------------------------------------------------------------------------------------------------
 Portfolio Turnover Rate                        27%        26%        43%        28%        51%        38%
----------------------------------------------------------------------------------------------------------

-----------------------------------------  ---------------------------------------------
                                              FOR THE FISCAL YEAR ENDED JUNE 30,
-----------------------------------------  ---------------------------------------------
                                             1997       1996       1995       1994
-----------------------------------------  ---------------------------------------------
 Net Asset Value -- Beginning of period    $  32.21   $  27.29   $  24.27   $  23.87
--------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
 Income from Investment Operations
------------------------------------------------------------------------------------------------------
 Net Investment Income (Loss)*                 0.40       0.30       0.27       0.09
----------------------------------------------------------------------------------------------------------
 Net Gains (Losses) on Securities (both
 realized and unrealized)                      3.71       5.47       3.63       0.76
----------------------------------------------------------------------------------------------------------
 Total From Investment Operations              4.11       5.77       3.90       0.85
----------------------------------------------------------------------------------------------------------
 Less Distributions
----------------------------------------------------------------------------------------------------------
 Distributions from Net Investment Income     (0.36)     (0.31)     (0.18)     (0.02)
----------------------------------------------------------------------------------------------------------
 Distributions from Net Realized Capital
 Gains                                        (2.76)     (0.54)     (0.70)     (0.43)
----------------------------------------------------------------------------------------------------------
 Total Distributions                          (3.12)     (0.85)     (0.88)     (0.45)
----------------------------------------------------------------------------------------------------------
 Net Asset Value -- End of Period          $  33.20   $  32.21   $  27.29   $  24.27
----------------------------------------------------------------------------------------------------------
 Total Return                                13.92%     21.40%     16.44%      3.48%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------
 Net Assets, End of Period (in thousands)  $353,029   $384,087   $328,153   $199,191
----------------------------------------------------------------------------------------------------------
 Ratio of Expenses to Average Net Assets      0.96%      0.96%      1.06%      1.22%
----------------------------------------------------------------------------------------------------------
 Ratio of Net Investment Income (Loss) to
 Average Net Assets                           1.23%      0.99%      1.18%      0.38%
----------------------------------------------------------------------------------------------------------
 Portfolio Turnover Rate                        37%        34%        29%        43%
----------------------------------------------------------------------------------------------------------


 * Net Investment Income (Loss) per share has been computed before adjustments for book/tax differences.

                             MERIDIAN VALUE FUND(R)

   Selected data for each share of capital stock outstanding throughout each period.

--------------------------------------------------------------------------------------------
                                              FOR THE FISCAL YEAR ENDED JUNE 30,
--------------------------------------------------------------------------------------------
                                     2003         2002        2001        2000        1999
--------------------------------------------------------------------------------------------
 Net Asset Value -- Beginning
 of period                        $    30.34   $    30.98   $  25.88    $  22.29    $  19.30
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
 Income from Investment
 Operations
--------------------------------------------------------------------------------------------
 Net Investment Income (Loss)**        (0.03)       (0.05)      1.12        0.05       (0.10)
--------------------------------------------------------------------------------------------
 Net Gains (Losses) on
 Securities (both realized and
 unrealized)                            1.34        (0.51)      5.75        5.91        3.56
--------------------------------------------------------------------------------------------
 Total From Investment
 Operations                             1.31        (0.56)      6.87        5.96        3.46
--------------------------------------------------------------------------------------------
 Less Distributions
--------------------------------------------------------------------------------------------
 Distributions from Net
 Investment Income                      0.00        (0.04)     (1.09)       0.00        0.00
--------------------------------------------------------------------------------------------
 Distributions from Net
 Realized Capital Gains                 0.00        (0.04)     (0.68)      (2.37)      (0.47)
--------------------------------------------------------------------------------------------
 Total Distributions                    0.00        (0.08)     (1.77)      (2.37)      (0.47)
--------------------------------------------------------------------------------------------
 Net Asset Value -- End of
 Period                           $    31.65   $    30.34   $  30.98    $  25.88    $  22.29
--------------------------------------------------------------------------------------------
 Total Return                          4.32%       (1.78%)    27.95%      29.63%      18.92%
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
--------------------------------------------------------------------------------------------
 Net Assets, End of Period (in
 thousands)                       $1,456,552   $1,297,207   $768,559    $ 87,930    $ 24,912
--------------------------------------------------------------------------------------------
 Ratio of Expenses to Average
 Net Assets                            1.11%        1.12%      1.10%       1.41%       1.63%
--------------------------------------------------------------------------------------------
 Ratio of Net Investment Income
 (Loss) to Average Net Assets         (0.12%)      (0.22%)     0.60%       0.39%      (0.65%)
--------------------------------------------------------------------------------------------
 Portfolio Turnover Rate                 60%          54%        76%         86%        124%
--------------------------------------------------------------------------------------------

-------------------------------  -------------------------------------------------
                                      FOR THE FISCAL YEAR ENDED JUNE 30,
-------------------------------  -------------------------------------------------
                                   1998        1997        1996       1995(1)
-------------------------------  -------------------------------------------------
 Net Asset Value -- Beginning
 of period                       $  17.40     $ 15.32     $ 10.27     $  9.87
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
 Income from Investment
 Operations
--------------------------------------------------------------------------------------------
 Net Investment Income (Loss)**     (0.19)      (0.26)      (0.10)      (0.04)
--------------------------------------------------------------------------------------------
 Net Gains (Losses) on
 Securities (both realized and
 unrealized)                         4.32        3.20        5.15        0.44
--------------------------------------------------------------------------------------------
 Total From Investment
 Operations                          4.13        2.94        5.05        0.40
--------------------------------------------------------------------------------------------
 Less Distributions
--------------------------------------------------------------------------------------------
 Distributions from Net
 Investment Income                   0.00        0.00        0.00        0.00
--------------------------------------------------------------------------------------------
 Distributions from Net
 Realized Capital Gains             (2.23)      (0.86)       0.00        0.00
--------------------------------------------------------------------------------------------
 Total Distributions                (2.23)      (0.86)       0.00        0.00
--------------------------------------------------------------------------------------------
 Net Asset Value -- End of
 Period                          $  19.30     $ 17.40     $ 15.32     $ 10.27
--------------------------------------------------------------------------------------------
 Total Return                      26.05%      20.55%+     49.17%+      4.05%+
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
--------------------------------------------------------------------------------------------
 Net Assets, End of Period (in
 thousands)                      $ 12,196     $ 7,340     $ 3,472     $   715
--------------------------------------------------------------------------------------------
 Ratio of Expenses to Average
 Net Assets                         2.16%       2.51%*      2.55%*      2.78%*
--------------------------------------------------------------------------------------------
 Ratio of Net Investment Income
 (Loss) to Average Net Assets      (1.35%)     (1.96%)*    (1.36%)*    (0.58%)*
--------------------------------------------------------------------------------------------
 Portfolio Turnover Rate             133%        144%        125%         77%
--------------------------------------------------------------------------------------------



 1    Commenced operations on February 10, 1994.


 + The total returns would have been lower had certain expenses not been reduced during the periods shown.

 * Not representative of expenses incurred by the Fund as the Adviser waived its fee and/or paid certain expenses of the Fund. As indicated in Note 2, the Investment Manager may reduce a portion of its fee and absorb certain expenses of the Fund. Had these fees and expenses not been reduced and absorbed, the ratio of expenses to average net assets would have been 2.80%, 6.47% and 14.64%, and the ratio of net investment income to average net assets would have been a loss of 2.25%, 5.28% and 12.44%, for the periods ended June 30, 1997 through June 30, 1995, respectively.

 ** Net Investment Income (Loss) per share has been computed before adjustments for book/tax differences.

--------------------------------------------------------------------------------
                   MERIDIAN FUND, INC. PRIVACY POLICY NOTICE
--------------------------------------------------------------------------------

Meridian Fund, Inc. shareholders are entitled to know how we protect personal information and how we limit disclosure.

INFORMATION SOURCES. We obtain nonpublic personal information about our shareholders from the following sources:

     - Applications or other forms

     - Transactions with us, our affiliates, or others

PROTECTION OF INFORMATION. We do not disclose any nonpublic personal information about current or former shareholders, except as permitted or required by law. Personal information refers to information that personally identifies you or your financial accounts. This includes among other items, your social security numbers, your address and account transactions. We do not sell your personal information to anyone.

DISCLOSURE OF INFORMATION. We may send your financial advisor or other individuals (as designated by you) copies of confirmations, quarterly account statements and other documents reporting activity in your accounts. We may also provide your personal information to firms that assist us in servicing your account, such as our transfer agent. If at any time in the future it is necessary to disclose your personal information in a way that is inconsistent with this policy, we will give you advance notice of the proposed change so that you will have the opportunity to opt out of such disclosure. We will not disclose your personal information to any other unaffiliated third parties, except as permitted or required by law, unless you have specifically asked us to do so; that is, opted in.


SECURITY MEASURES. To protect your personal information, we permit access only by authorized employees or service providers. We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer products or provide services to you, for example, when responding to questions directly related to your account. If you ever find that your account information is incomplete, inaccurate or not current, please write to us at Meridian Fund, Inc. c/o PFPC Inc., 760 Moore Road, King of Prussia, PA 19406 or call us at 1-800-446-6662. This privacy policy applies to all Meridian Fund, Inc. accounts you presently have, or may open in the future using your social security number, whether or not you remain a shareholder of our funds. If you have any questions or concerns, please contact us at the address or telephone number above.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

For more information about MERIDIAN FUND, INC.(R) the following documents are available free upon request. You can download shareholder reports from our web site at www.meridianfund.com:


ANNUAL/SEMIANNUAL REPORTS:

The Funds' annual and semiannual reports to shareholders contain detailed information about the Funds' portfolios.

In the Funds' Annual Report, you will find a discussion of market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

QUARTERLY REPORTS:

The Funds' quarterly reports to shareholders contain the holdings of the Funds' portfolios.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including operations and investment strategies. It is incorporated by reference and is legally considered a part of this Prospectus.

You can get free copies of the reports and the SAI, request other information or make shareholder inquiries, by contacting us at:

                             MERIDIAN FUND, INC.(R)

                                 c/o PFPC INC.


                                 760 MOORE ROAD

                           KING OF PRUSSIA, PA 19406
                                  800-446-6662


You can also review the Funds' reports and SAI at the Public Reference Room of the Securities and Exchange Commission. In addition, you can get text-only copies:



     - For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, by electronic request at the following E-mail address: publicinfo@sec.gov, or by calling 202-942-8090


     - Free from the Commission's Website at http://www.sec.gov.

                    Investment Company Act File No. 811-4014

                              [MERIDIAN FUND LOGO]

                       STATEMENT OF ADDITIONAL INFORMATION


                                November 1, 2003


                             MERIDIAN FUND, INC.(R)


                             MERIDIAN GROWTH FUND(R)


                             MERIDIAN VALUE FUND(R)


         This Statement of Additional Information is not a prospectus, and it should be read in conjunction with the Prospectus dated November 1, 2003, as supplemented from time to time, which includes Meridian Growth Fund(R) and Meridian Value Fund(R). Copies of the Prospectus may be obtained at no charge by writing to Meridian Fund, Inc.(R), c/o PFPC Inc., 760 Moore Road, King of Prussia, PA 19406, or by calling (800) 446-6662. In this Statement of Additional Information the Meridian Growth Fund(R) and Meridian Value Fund(R) may be referred to collectively as the "Funds" or individually as a "Fund". Aster Investment Management Co., Inc. (the "Investment Adviser") is the investment adviser to the Funds. Each Fund is a separate, diversified series of Meridian Fund, Inc.(R) ("Meridian"). Incorporated by reference herein are the financial statements of the Funds contained in the Funds' Annual Report to stockholders for the fiscal year ended June 30, 2003, including the Auditors' Report dated August 8, 2003. Copies of the Funds' Annual and Semiannual Reports to stockholders are available, upon request, by calling (800) 446-6662, at our website at www.meridianfund.com or by writing to Meridian Fund, Inc.(R) c/o PFPC Inc. 760 Moore Road, King of Prussia, PA 19406.

                                TABLE OF CONTENTS


                                                                                                            Page
Investment Objectives, Policies and Portfolio Techniques...............................................       1
Investment Restrictions................................................................................       5
Information About the Directors and Officers...........................................................       7
Control Persons and Principal Holders of Securities....................................................       9
Investment Management..................................................................................      11
Execution of Portfolio Transactions....................................................................      13
Purchase, Redemption and Pricing of Shares.............................................................      14
Federal Income Taxes...................................................................................      16
Investment Results.....................................................................................      22
Further Information About Meridian.....................................................................      25
Additional Information.................................................................................      25
Financial Statements...................................................................................      26
Appendix A - Description of Bond Ratings...............................................................      27
Appendix B - Proxy Voting Policy.......................................................................      29

MERIDIAN FUND, INC.(R)


Meridian Fund, Inc. (R) ("Meridian") was incorporated in Maryland as an open-end management investment company on March 5, 1984. The authorized capital stock of Meridian consists of 1,000,000,000 shares of common stock (par value $.01 per share), with 500,000,000 shares presently allocated to Meridian Growth Fund(R) and 500,000,000 shares to Meridian Value Fund(R). Each of the Funds corresponds to a distinct series of Meridian's common stock with a separate and distinct diversified investment portfolio. Each of the Funds' shares has equal dividend, distribution, redemption, liquidation and noncumulative voting rights. In the future, from time to time, Meridian's Board of Directors (the "Board of Directors") may, in its discretion, increase the amount of authorized shares and/or establish additional funds and issue shares of additional series of Meridian's common stock.


            INVESTMENT OBJECTIVES, POLICIES AND PORTFOLIO TECHNIQUES

         The Prospectus presents each Fund's investment objectives, policies and techniques. The following discussion provides additional information on those policies and identifies certain policies not discussed in the Prospectus.

         Security Loans - Consistent with applicable regulatory requirements, each Fund may lend its portfolio securities to brokers, dealers and other financial institutions. These loans will be callable at any time on reasonable notice by the Fund and must be secured fully at all times by cash or cash equivalents. Such loans allow the Fund to receive income on the loaned securities while earning interest on the collateral. This collateral will be invested in short-term obligations. A Fund will not lend portfolio securities which, when valued at the time of the loan, have a value in excess of 10% of the Fund's total assets. The Fund will seek to negotiate loan terms requiring that the value of the collateral always be maintained at some level relative to the value of the loaned securities. When a security loan is made, the collateral and loaned securities will be valued each business day, and the borrower may be required to increase the amount of collateral if the market value of the loaned securities increases. A loan may be terminated by the borrower or by the Fund at any time on reasonable notice. The borrower, on termination of the loan, is required to return the securities to the Fund. Any gain or loss in the market price during the period of the loan would accrue to the Fund. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. When loaned securities grant voting or consent rights, which pass to the borrower, the Fund will call the securities to exercise such rights if the matters involved would have a material effect on the Fund's investment in the securities.

         As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Investment Adviser to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

         Cash-Equivalent Instruments - Other than as described under "Investment Restrictions" below, the Funds are not restricted with regard to the types of cash-equivalent investments they may make. When the Investment Adviser believes that such investments are an appropriate part of a Fund's overall investment strategy, the Fund may hold or invest a portion of its assets in any of the following, denominated in U.S. dollars, foreign currencies, or multinational currencies: cash; short-term U.S. or foreign government securities; commercial paper rated at least A-2 by Standard & Poor's Corporation ("Standard & Poor's") or P-2 by Moody's Investors Service, Inc. ("Moody's"), certificates of deposit or other deposits of banks deemed creditworthy by the Investment Adviser pursuant to standards adopted by the Board of Directors; time deposits and bankers' acceptances (but the Funds may not enter into repurchase agreements related to any of the foregoing). A certificate of deposit is a short-term obligation of a commercial bank. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions.

         Non-U.S. Securities - Investing in foreign companies involves certain risk considerations, including those set forth in the Prospectus and below, which are not typically associated with investing in United States companies. There may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than exists in the United States.

         The Funds could incur additional costs in connection with their investment activities outside the U.S. The maintenance of assets in certain jurisdictions may result in increased custodian costs as well as administrative difficulties (for example, delays in clearing and settling portfolio transactions or in receiving payment of dividends). Dividends or interest paid by non-U.S. issuers and proceeds from the disposition of foreign securities may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to returns on United States securities. A Fund will incur costs in connection with foreign exchange transactions necessary for the purchase and sale of non-U.S. securities and the receipt of dividends and interest.

         The Funds will not hold currencies other than U.S. dollars or invest in securities not denominated in U.S. dollars if such currencies are not fully exchangeable into U.S. dollars without legal restriction at the time of investment. The Funds may purchase securities that are issued by an issuer of one nation but denominated in the currency of another nation (or a multinational currency unit).

         The Funds may hold foreign equity securities in the form of American Depository Receipts or Shares ("ADRs"), European Depository Receipts ("EDRs"), Continental Depository Receipts ("CDRs") or securities convertible into foreign equity securities. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. Generally, ADRs, in registered form, are designed for use on the U.S. securities markets.

         Debt Securities - There are a number of risks generally associated with investments in debt securities, including convertible securities. Yields on short, intermediate and long term securities generally depend on a variety of factors including the general condition of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to greater potential capital appreciation and depreciation than obligations with shorter maturities and lower yields. The Prospectus describes the permissible range of credit ratings for the securities in which each Fund is permitted to invest. The Appendix to this SAI describes the ratings. Credit ratings evaluate the perceived safety of principal and interest payment of securities, not their market value. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated.

         After its purchase by one of the Funds, a security may be assigned a lower rating or cease to be rated by Moody's, Standard & Poor's or any other rating organization. This would not require the Fund to sell the security, but the Investment Adviser will consider such an event in determining whether the Fund should continue to hold the security in the portfolio.

          CERTAIN RISK FACTORS RELATING TO HIGH-YIELD, HIGH-RISK BONDS
                          (Meridian Value Fund(R) only)

         Sensitivity to Interest Rate and Economic Change - High-yield, high-risk bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interests rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, the Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices and yields of high-yield, high-risk bonds and the Fund's net asset value.

         Payment Expectations - High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund may have to replace the security with a lower yielding security, resulting in a decreased current return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of the Fund's assets.

         Liquidity and Valuation - There may be little trading in the secondary market for particular bonds, which may affect adversely the Fund's ability to value accurately or dispose of those bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

         Legislation or Regulation - Future legislation or regulation may limit the issuance of high-yield, high-risk bonds, which could have a negative effect on the market for high-yield, high-risk bonds.

         Variable, Floating Rate and Synthetic Obligations - Each Fund may invest in fixed income securities with interest rates which fluctuate based upon changes in market rates. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then current market rates of interest on which the coupon rates are based. Variable and floating rate obligations permit a Fund to "lock in" the current interest rate for only the period until the next scheduled rate adjustment, but the rate adjustment feature tends to limit the extent to which the market value of the obligation will fluctuate. Each Fund may also invest in "synthetic" securities whose value depends on the level of currencies, commodities, securities, securities indexes, or other financial indicators or statistics. For example, these could include fixed-income securities whose value or interest rate is determined by reference to the value of a foreign currency relative to the U.S. dollar, or to the value of different foreign currencies relative to each other. The value or interest rate of these securities may increase or decrease as the value of the underlying instrument changes.

         Convertible Securities and Warrants - Each Fund may invest in convertible securities and warrants. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

         A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt, securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised) resulting in a loss of the Fund's investment.

         Temporary Defensive Investments - When a Fund adopts a temporary defensive posture, as described in the Prospectus, a portion or all of the Fund's investments during that period may be held in corporate debt obligations, preferred stocks, cash or money market instruments, including, but not limited to, obligations issued or guaranteed as to principal or interest by the United States government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances and other obligations of domestic banks, and short-term commercial paper of U.S. corporations. Investment income may increase during that period.

         Preferred Stock - Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid prior to payment of dividends on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of the holders of preferred stock on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

         Investment in Illiquid Securities - Each Fund may invest up to 10% of the value of its net assets in illiquid securities. Securities may be considered illiquid if a Fund cannot reasonably expect to receive approximately the amount at which the Fund values those securities within seven days. The Investment Adviser has the authority to determine whether certain securities held by a Fund are liquid or illiquid pursuant to standards adopted by the Board of Directors.

         The Investment Adviser takes into account a number of factors in reaching liquidity decisions, including, but not limited to: the listing of the security on an exchange or national market system; the frequency of trading in the security; the number of dealers who publish quotes for the security; the number of dealers who serve as market makers for the security; the apparent number of other potential purchasers; and the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited, and the mechanics of transfer).

         The Fund's investments in illiquid securities may include securities that are not registered for resale under the Securities Act of 1933 (the "Securities Act"), and therefore are subject to restrictions on resale. When a Fund purchases unregistered securities, it may, in appropriate circumstances, obtain the right to register those securities at the expense of the issuer. In such cases there may be a lapse of time between the Fund's decision to sell the security and the registration of the security permitting sale. During that time the price of the security will be subject to market fluctuations.

         The fact that there are contractual or legal restrictions on resale of certain securities to the general public or to certain institutions may not be indicative of the liquidity of those investments. If the securities are subject to purchase by institutional buyers in accordance with Rule 144A under the Securities Act, the Investment Adviser may determine in particular cases, pursuant to standards adopted by the Board of Directors, that the securities are not illiquid securities notwithstanding the legal or contractual restrictions on their resale. Investing in Rule 144A securities could have the effect of increasing a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing those securities.

         Portfolio Turnover - Neither Fund intends to engage in short-term trading of portfolio securities as a means of achieving its investment objective of seeking long-term growth of capital. However, either Fund may sell portfolio securities regardless of the length of time they have been held whenever the sale, in the Investment Adviser's opinion, will strengthen the Fund's position and contribute to its investment objective. Changes in a Fund's portfolio will be made whenever the Investment Adviser believes they are advisable (e.g. as a result of securities having reached a price objective, or by reason of developments not foreseen at the time of the investment decision such as changes in the economics of an industry or a particular company). These investment changes will be made usually without reference to the length of time a security has been held and, therefore, there may be a significant number of short-term transactions.

Each Fund, as a result of the investment policies described above, expects to engage in a substantial number of portfolio transactions. Each Fund's annual portfolio turnover rate may exceed 100%, but in the case of the Meridian Growth Fund(R) is not expected to exceed 100% and in the case of the Meridian Value Fund(R) is not expected to exceed 200%. A 100% turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a year (excluding all securities whose maturities at acquisition were one year or less) were equal to 100% of the average monthly value of the securities held by the Fund during that year. A higher portfolio turnover rate will increase aggregate brokerage commission expenses, which must be borne directly by the Fund and ultimately by the Fund's stockholders and may result in larger distributions of capital gains. (See "Execution of Portfolio Transactions.")


         Additional Considerations - Investments by a Fund in equity securities are subject to stock market risks. The U.S. stock market tends to be cyclical, with periods when stocks generally rise and periods when stock prices generally decline. As of the date of this Prospectus, the stock market, as measured by the S&P 500 Index and other commonly used indices had positive year to date returns as compared to negative returns the preceding calendar year.


                             INVESTMENT RESTRICTIONS


         Each Fund has adopted the following fundamental investment policies and investment restrictions in addition to the policies and restrictions discussed in the Prospectus. These policies and restrictions cannot be changed as to a Fund without approval by the holders of a majority of the outstanding voting securities of the Fund. The "vote of a majority of the outstanding voting securities" of the Fund, as defined in Section 2(a)(42) of the Investment Company Act of 1940, as amended (the "1940 Act"), means the vote (i) of 67% or more of the voting securities of the Fund present or represented at any meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) of more than 50% of the outstanding voting securities of the Fund, whichever is less. The only voting security of each Fund is its common stock. These restrictions provide that a Fund may not:


         (1) invest more than 25% of the value of its assets in the securities of a single issuer, nor may the remaining 75% of the assets contain any investments in any other single issuer, which, immediately after such purchase, exceed 5% of the value of the assets (except for obligations issued or guaranteed by the United States Government, its agencies and instrumentalities);


         (2) purchase the securities of companies in a particular industry if thereafter more than 25% (for Meridian Value Fund(R), 25% or more) of the value of the Fund's total assets would consist of securities issued by companies in that industry. This restriction does not apply to obligations issued and guaranteed by the United States government, its agencies or instrumentalities;


         (3) acquire more than 10% of the outstanding voting securities, or 10% of all of the securities, of any one issuer;

         (4) purchase the securities of any other investment company, except by purchase in the open market where, to the best information of the Fund, no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase and after such purchase not more than 5% of the value of the Fund's total assets would consist of such securities, or except when such purchase is part of a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund's stockholders;

         (5) invest in companies for the purpose of exercising control or management;

         (6) purchase or sell real estate; provided that the Fund may invest in readily marketable securities secured by real estate or interest therein or issued by companies which invest in real estate or interests therein (including real estate investment trusts);

         (7) purchase or sell commodities or commodities contracts, or interests in oil, gas, or other mineral exploration or development programs;

         (8) make loans of its funds or assets to any other person, which shall not be considered as including: (i) the purchase of debt securities, including the purchase of bank obligations such as certificates of deposit and bankers' acceptances, and (ii) lending portfolio securities with a value not in excess of 10% of total assets at the time of the loan. The Fund will not enter into repurchase agreements;

         (9) make short sales of securities;

         (10) purchase securities on margin, but it may obtain such short-term credit from banks as may be necessary for the clearance of purchases and sales of securities;

         (11) underwrite the securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under Federal or State securities laws;


         (12) invest in the securities of any issuer which shall have a record of less than three years of continuous operation (including the operation of any predecessor) if immediately after and as a result of such investment the value of the Fund's holdings of such securities exceeds 25% of the value of the Fund's total assets. This restriction does not apply to any obligations issued or guaranteed by the United States government, its agencies or instrumentalities;


         (13) borrow for investment purposes or issue senior securities. The Fund, however, may borrow from banks an amount not to exceed 5% of the Fund's total assets, determined immediately after the time of the borrowing, as a temporary measure for extraordinary or emergency purposes;

         (14) participate on a joint or a joint-and-several basis in any trading account in securities (The aggregation of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Investment Adviser to save brokerage costs or average prices among them is not deemed to result in a securities trading account.);

         (15) knowingly purchase from or sell portfolio securities to its officers, directors, or other "interested persons" (as defined in the 1940 Act) of the Fund, other than otherwise unaffiliated broker-dealers;

         (16) purchase or retain the securities of an issuer if, to the Fund's knowledge, one or more of the directors, officers or employees of the Fund or the Investment Adviser individually own beneficially more than 1/2 of l% of the securities of such issuer and together own beneficially more than 5% of such securities;

         (17) purchase or write put or call options; or

         (18) invest more than 10% of its net assets in securities and other assets for which there is no ready market.


         For investment restriction (2) with respect to Meridian Growth Fund(R), a nonfundamental policy provides that the Fund will not purchase securities in any one industry equaling 25% or more of the Fund's total net assets.


         Determination of Portfolio Percentage Restrictions - If a percentage restriction on investment or utilization of assets set forth under "Investment Restrictions" and other fundamental restrictions is adhered to at the time an investment is made, a later change in percentage resulting from changing market values or a similar type of event will not be considered a violation of a Fund's fundamental restrictions (except with respect to the limitation on borrowing).

                  INFORMATION ABOUT THE DIRECTORS AND OFFICERS
                           OF MERIDIAN FUND, INC. (R)

The individuals listed below serve as directors or officers of Meridian Fund, Inc.(R) (the "Meridian Funds"). Each director of the Meridian Funds serves until a successor is elected and qualified or until resignation. Each officer of the Meridian Funds is elected annually by the Board of Directors. The address of all officers and directors is 60 East Sir Francis Drake Blvd., Suite 306, Larkspur, CA 94939.

INTERESTED DIRECTORS *


RICHARD F. ASTER, JR. (63)
POSITIONS(S) HELD WITH FUND: President, Chairman of the Board, Portfolio Manager LENGTH OF SERVICE (BEGINNING DATE): May 3, 1985
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Aster Investment Management Co., Inc.; President, Aster Capital Management, Inc.
NUMBER OF PORTFOLIOS OVERSEEN: 2
OTHER DIRECTORSHIPS: N/A
Member, Executive Committee



MICHAEL STOLPER (58)
POSITIONS(S) HELD WITH FUND: Director
LENGTH OF SERVICE (BEGINNING DATE): May 3, 1985
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Investment Adviser and Broker-Dealer, Stolper & Company, Inc.
NUMBER OF PORTFOLIOS OVERSEEN: 2
OTHER DIRECTORSHIPS: Pasadena Capital, Kane-Miller Publishing



* Aster Investment Management Co., Inc. is the investment adviser to the Meridian Funds.
Mr. Aster owns substantially all of Aster Investment Management Co., Inc. and serves as the President and as a Director. Mr. Stolper is a minority owner of Aster Investment Management Co., Inc.






INDEPENDENT DIRECTORS



MICHAEL S. ERICKSON (51)
POSITIONS(S) HELD WITH FUND: Director
LENGTH OF SERVICE (BEGINNING DATE): May 3, 1985
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Private Investor; Former Chairman & Current CFO, AeroAstro
NUMBER OF PORTFOLIOS OVERSEEN: 2
OTHER DIRECTORSHIPS: AeroAstro
Member, Executive Committee and Audit Committee



JAMES BERNARD GLAVIN (68)
POSITIONS(S) HELD WITH FUND: Director
LENGTH OF SERVICE (BEGINNING DATE): May 3, 1985
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman of the Board, The Immune Response Corp.
NUMBER OF PORTFOLIOS OVERSEEN: 2
OTHER DIRECTORSHIPS: N/A
Member, Audit Committee

HERBERT CHARLES KAY (66)
POSITIONS(S) HELD WITH FUND: Director
LENGTH OF SERVICE (BEGINNING DATE): May 3, 1985
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Private Investor
NUMBER OF PORTFOLIOS OVERSEEN: 2
OTHER DIRECTORSHIPS: N/A
Member, Audit Committee


OFFICERS


GREGG B. KEELING (48)
POSITIONS(S) HELD WITH FUND: Treasurer, Secretary, Principal Financial and Accounting Officer
LENGTH OF SERVICE (BEGINNING DATE): April 1999
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Aster Investment Management Co., Inc., Vice President of Operations; Aster Capital Management, Inc.,
Vice President of Operations; IPEO, Inc., CFO; Deloitte & Touche, LLP, Certified Public Accountant







         Meridian pays no salaries or other compensation to its directors or officers other than fees to directors who are unaffiliated with the Investment Adviser. Each such unaffiliated director is paid an annual fee of $3,000 per year and a $2,000 investment in one of the Funds plus expenses and a $1,000 investment in one of the Funds for each additional Board of Directors' meeting attended other than the annual meeting.



         The table below includes certain information with respect to compensation of the directors of Meridian for the fiscal year ended June 30, 2003. Compensation of the officers of Meridian is paid by the Investment Adviser.



                            Aggregate Compensation from       Total Compensation from Meridian
Name of Director               Meridian Fund, Inc.(R)                   Fund, Inc.(R)
----------------------------------------------------------------------------------------------
Richard Aster *                         N/A                                 N/A
----------------------------------------------------------------------------------------------
Michael Stolper **                      N/A                                 N/A
----------------------------------------------------------------------------------------------
James Glavin                           $2,373                              $2,373
----------------------------------------------------------------------------------------------
Herbert C. Kay                         $2,154                              $2,154
----------------------------------------------------------------------------------------------
Michael S. Erickson                    $2,000                              $2,000
----------------------------------------------------------------------------------------------


* As a director who is also an officer of the Investment Adviser, Mr. Aster received no compensation for his services as a director.

** As a director who holds a minority interest in the Investment Adviser, Mr. Stolper received no compensation for his services as a director.

         For information as to the ownership of shares by officers and Directors of Meridian, see below under "Control Persons and Principal Holders of Securities."

        OTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS AND OFFICERS


         The Board has established an Audit Committee, composed of all the independent directors of the company, and an Executive Committee. The Audit Committee reviews the audit plan and results of audits and generally monitors the performance of the Funds' independent certified public accountants.


         Meetings of the Board of Directors are held before each Annual or Special Shareholders Meeting and from time to time as the Board deems necessary. The Executive Committee will meet, as required, when the full Board does not meet, for the purpose of reviewing a Fund's investment portfolio. The Executive Committee has the authority to exercise all of the powers of the Board of Directors at any time when the Board is not in session, except the power to declare dividends or distributions, to authorize the issuance of securities, to amend Meridian's Bylaws, to recommend to stockholders of a Fund any action requiring their approval, or as otherwise required by the 1940 Act. The Audit Committee will meet from time to time with Meridian's independent accountants to exchange views and information and to assist the full Board in fulfilling its responsibilities relating to corporate accounting and reporting practices. There was one Audit Committee meeting held during the last fiscal year. All officers of Meridian are employees of the Investment Adviser.


         The Board has also established a Qualified Legal Compliance Committee ("QLCC"), composed of all the independent directors and members of the Audit Committee of Meridian. The QLCC reviews and investigates any material violations reported by an attorney in connection with the "up the ladder" reporting requirements. This reporting requirement includes requiring an attorney to report evidence of a material violation of securities law, breach of fiduciary duty or similar violation.



FACTORS CONSIDERED BY THE BOARD OF DIRECTORS IN RENEWING THE MANAGEMENT AND INVESTMENT ADVISORY CONTRACTS WITH ASTER INVESTMENT MANAGEMENT CO., INC.(R)


         Under Section 15(c) of the 1940 Act, the Board of Directors (the "Board") is required to approve annually the investment advisory agreement (an "Advisory Agreement") for its Funds. At the annual Board meeting, the Board is provided with quantitative and qualitative information to assist the Board in evaluating whether to approve the continuance of the Advisory Agreement. This information includes comparative fee information, profitability information, performance data, a description of the investment approach, experience and management of the Investment Adviser, a description of the quality of services provided by the Investment Adviser, as well as information about the financial condition of the Investment Adviser.


         Before approving the Advisory Agreement with the Investment Adviser, the Board reviewed a detailed description of the fees payable under the Advisory Agreement. The Board reviewed statistical information regarding the performance and expenses of the Funds. In addition to the performance and expense information for each Fund, the Board reviewed the performance and expense information for a group of funds that was similar to the specific Fund ("Peer Group"), the relevant category of funds as determined by an independent reporting agency. The Board also reviewed data relating to the risk of each Fund as compared to its total return. The Board also reviewed information pertaining to the fee structure for each Fund, taking into consideration any economies of scale and efficiencies related to increases in the Funds assets levels and considered alternative fee structures.


         Finally, in evaluating the Investment Adviser, the Board reviewed the Investment Adviser's ability to provide a competitive compensation package, including incentive and retirement plans, to its employees such that each entity would be able to attract and retain high-quality employees. In addition, the Board reviewed recent and anticipated hirings and departures of personnel and the general nature of the compensation structure applicable to portfolio managers and key personnel.

         Based on review of the information detailed above, the Board determined that the terms of the Advisory Agreement were fair and reasonable in light of all relevant circumstances.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES





         As of October 1, 2003, the Directors and Officers of Meridian individually and as a group owned beneficially 3.7% of the outstanding shares of the Meridian Growth Fund(R) and 0.8% of the Meridian Value Fund(R).

         The following table provides the dollar range of ownership of the Funds' Board of Directors of shares of Meridian Fund, Inc.(R) as of December 31, 2002.


                              INTERESTED DIRECTORS


     Name of Director        Dollar Range of Equity Securities in Meridian      Aggregate Dollar Range of Equity
                                              Fund, Inc.(R)                    Securities in Meridian Fund, Inc.(R)
--------------------------------------------------------------------------------------------------------------------
Richard Aster                         Growth Fund - Over $100,000                        Over $100,000
--------------------------------------------------------------------------------------------------------------------
                                       Value Fund - Over $100,000
--------------------------------------------------------------------------------------------------------------------
Michael Stolper                       Growth Fund - Over $100,000                        Over $100,000
--------------------------------------------------------------------------------------------------------------------
                                       Value Fund - Over $100,000
--------------------------------------------------------------------------------------------------------------------


                              INDEPENDENT DIRECTORS


     Name of Director        Dollar Range of Equity Securities in Meridian      Aggregate Dollar Range of Equity
                                              Fund, Inc.(R)                    Securities in Meridian Fund, Inc.(R)
-------------------------------------------------------------------------------------------------------------------
James Glavin                          Growth Fund - Over $100,000                        Over $100,000
-------------------------------------------------------------------------------------------------------------------
                                     Value Fund - $10,001 - $50,000
-------------------------------------------------------------------------------------------------------------------
Herbert C. Kay                      Growth Fund - $50,001 - $100,000                   $50,001 - $100,000
-------------------------------------------------------------------------------------------------------------------
Michael S. Erickson                  Value Fund - $10,001 - $50,000                    $10,001 - $50,000
-------------------------------------------------------------------------------------------------------------------


                                    OFFICERS


     Name of Officer         Dollar Range of Equity Securities in Meridian      Aggregate Dollar Range of Equity
                                              Fund, Inc.(R)                    Securities in Meridian Fund, Inc.(R)
--------------------------------------------------------------------------------------------------------------------
Gregg B. Keeling                    Growth Fund - $10,001 - $50,000                    $50,001 - $100,000
--------------------------------------------------------------------------------------------------------------------
                                     Value Fund - $10,001 - $50,000
--------------------------------------------------------------------------------------------------------------------



         As of October 1, 2003 the following persons were known to own, beneficially or of record, five percent or more of Meridian Growth Fund(R)'s outstanding shares:



Name and Address                               Percentage Ownership        Capacity
-----------------------------------------------------------------------------------
Charles Schwab
Reinvest Account
101 Montgomery St.
San Francisco, CA 94104                               34.61%                Record
-----------------------------------------------------------------------------------
National Financial Services Corp.
FEBO Our Customers
One World Financial Center
200 Liberty St.                                       14.50%                Record
New York, NY 10281
-----------------------------------------------------------------------------------
Pershing LLC
Mutual Fund Trading 14th Floor
One Pershing Plaza                                     7.55%                Record
Jersey City, NJ 07399
-----------------------------------------------------------------------------------

         As of October 1, 2003 the following persons were known to own, beneficially or of record, five percent or more of Meridian Value Fund(R)'s outstanding shares:



Name and Address                               Percentage Ownership        Capacity
-----------------------------------------------------------------------------------
Charles Schwab
Reinvest Account
101 Montgomery St.                                   41.43%                Record
San Francisco, CA 94104
-----------------------------------------------------------------------------------
National Financial Services Corp.
FEBO Our Customers
Church St. Station                                    16.44%                Record
P.O. Box 3908
New York, NY 10008
-----------------------------------------------------------------------------------
Pershing LLC
Mutual Fund Trading 14th Floor
One Pershing Plaza                                    10.74%                Record
Jersey City, NJ 07399
-----------------------------------------------------------------------------------
National Investor Services Corp.
FEBO Our Customers
55 Water St., Floor 32                                 6.34%                Record
New York, NY 10041
-----------------------------------------------------------------------------------


                              INVESTMENT MANAGEMENT


         Meridian has retained as investment adviser for each Fund, Aster Investment Management Co., Inc. ("Investment Adviser"), 60 E. Sir Francis Drake Blvd., Wood Island, Suite 306, Larkspur, California 94939. The Investment Adviser is a registered investment adviser initially incorporated in 1977 and organized as a Subchapter S corporation. Richard F. Aster, Jr. owns approximately 96% of the Investment Adviser and as a result may be deemed to be "in control" of the Investment Adviser. Mr. Aster is President and a Director of Meridian and of the Investment Adviser. Mr. Aster also owned substantially all of Aster Capital Management, Inc., which served as the Funds' investment adviser until the end of October 2000, when it was merged into the Investment Adviser. This merger did not affect the fees or terms of the advisory engagement, and did not involve a change in actual control or management of the adviser.


         Investment Management Agreement - The Investment Management Agreement, Power of Attorney and Service Agreement (the "Management Agreement") with the Investment Adviser, dated November 1, 2000, provides that the Investment Adviser will advise each Fund with respect to its investments and will determine the securities purchased or sold by the Funds.

         Under the Management Agreement, the Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical, and bookkeeping functions of Meridian, and provides suitable office space, necessary small office equipment and utilities, and general purpose accounting forms, supplies and postage used at the offices of the Funds. The costs of sales and advertising materials and all ordinary expenses not assumed by the Funds are borne by the Investment Adviser. Each Fund's expenses include: custodian, stock transfer, and dividend disbursing fees and expenses; costs of the designing, printing and mailing of reports, proxy statements and notices to stockholders; cost of the printing and distributing of prospectuses of the Fund and supplements thereto to the Fund's stockholders; taxes; expenses of the issuance and redemption of shares of the Fund (including stock certificates, registration and qualification fees and expenses); legal and auditing expenses; compensation, fees, and expenses paid to Meridian Directors unaffiliated with the Investment Adviser; association dues; and costs of stationery and forms prepared exclusively for the Fund. Expenses which relate to both Funds (such as, for example, the fees and expenses paid to the Board of Directors) are allocated between Funds by the Investment Adviser in a reasonable manner.

         The Management Agreement continues in effect from year to year if that continuance is approved as to a particular Fund at least annually by (i) either the Board of Directors or the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the directors of Meridian who are not parties to the Management Agreement or interested persons (as that term is defined in the 1940 Act) of any such party to the Management Agreement, cast in person at a meeting called for the purpose of voting on such approval.

         The Management Agreement is nonassignable and will terminate automatically upon assignment. Either party may terminate the Management Agreement at any time without penalty on 60 days' written notice. Amendments to the Management Agreement require the approval of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund. The Investment Adviser shall not be liable under the Management Agreement to Meridian or to stockholders of a Fund for any error of judgment, mistake of law, or for any loss arising out of its obligations to Meridian not involving willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Management Agreement.


         As compensation for the services the Investment Adviser provides the Funds under the Management Agreement, each Fund pays management fees at an annualized rate of its average daily assets, as described in the Prospectus. For the fiscal years ended June 30, 2003, 2002 and 2001 the amounts of the advisory fees earned by the Investment Adviser and prior to November 1, 2000 by, Aster Capital Management, Inc. which was merged into the Investment Adviser, were:



                                 Fiscal Year Ended          Fiscal Year Ended          Fiscal Year Ended
                                   June 30, 2003              June 30, 2002              June 30, 2001
------------------------------------------------------------------------------------------------------------
                             Contractual Advisory Fees  Contractual Advisory Fees  Contractual Advisory Fees
------------------------------------------------------------------------------------------------------------
Meridian Growth Fund(R)             $ 2,560,989                $ 1,794,825                $1,253,436
------------------------------------------------------------------------------------------------------------
Meridian Value Fund(R)              $12,137,323                $10,774,514                $3,425,281
------------------------------------------------------------------------------------------------------------



         The Investment Adviser has agreed in the Management Agreement to limit each Fund's expenses as described in the Prospectus. For the fiscal years ended June 30, 2003, 2002 and 2001, no reductions in fees or reimbursement of expenses were required by the terms of that agreement.


         The Fund and its Investment Adviser have adopted a personal investing policy ("code of ethics", or "code") consistent with rules and regulations under the 1940 Act and the Investment Company Institute guidelines. This code includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and transaction reporting requirements; review of duplicate confirmation statements; annual certification of compliance with code of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the fund; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions. The code of ethics is on file with the Securities and Exchange Commission as an exhibit to the fund's registration statement.


         The Board has adopted Proxy and Corporate Action Voting Policies and Procedures ("Policies") on behalf of the Funds which delegate the responsibility for voting proxies to the Funds' investment adviser (the "Investment Adviser"), subject to the Board's continuing oversight. The Investment Adviser will vote such proxies in accordance with their proxy policies and procedures, which have been reviewed by the Board of Directors, and which are found in Appendix B. Any material changes to the Policies will be submitted to the Board of Directors for approval.

         Meridian will be required to file new Form N-PX, with the Funds' complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The first filing of Form N-PX is due no later than August 31, 2004. Once filed, Form N-PX for each Fund will be available without charge, upon request, by calling toll-free at 1-800-446-6662, on the Meridian Fund website at www.meridianfund.com and on the SEC's website at www.sec.gov.


                       EXECUTION OF PORTFOLIO TRANSACTIONS

         Orders for a Fund's portfolio securities transactions are placed by the Investment Adviser. The objective of each Fund is to obtain the best available prices in its portfolio transactions taking into account a broker's services, costs and promptness of executions. There is no agreement or commitment to place orders with any broker-dealer and the Investment Adviser expects that a number of broker-dealers will be used in various transactions. The Investment Adviser evaluates a wide range of criteria in seeking the most favorable price and market for the execution of transactions, including the broker's commission rate, execution capability, positioning and distribution capabilities, back-office efficiency, ability to handle difficult trades, financial stability, and prior performance in serving the Investment Adviser and its clients. Purchases and sales in typical transactions executed in the over-the-counter market generally will be transacted directly with principal market-makers except in those circumstances where, in the opinion of the Investment Adviser, better prices and executions are available elsewhere.


         When circumstances relating to a proposed transaction indicate that a particular broker-dealer is in a position to obtain the best execution, the order is placed with that broker-dealer. This may or may not be a broker-dealer which has provided research, statistical or other related services to the Investment Adviser. Subject to the requirement of seeking the best available prices and executions, the Investment Adviser may give preferences, in circumstances in which two or more broker-dealers are in a position to offer comparable prices and execution, to broker-dealers which have provided research, statistical, and other related services to the Investment Adviser for the benefit of the Fund and/or of other accounts served by the Investment Adviser if, in its judgment, the Fund will obtain prices and executions comparable with those available from other qualified firms. Substantially all of the total brokerage commissions paid by the Fund during the period July 1, 2002 through June 30, 2003, were paid to brokers so selected.


         The Board of Directors has adopted a policy which permits the Investment Adviser, subject to the objective of obtaining the best execution, to consider a broker-dealer's sale of Fund shares as a factor in selecting from among broker-dealers qualified to offer comparable prices and execution of portfolio transactions. This policy does not imply a commitment by a Fund to execute portfolio transactions through all broker-dealers who sell shares of the Fund. Meridian has executed transactions, subject to obtaining the best execution, with broker-dealers who have marketed Fund shares. The Board of Directors will monitor executions of portfolio transactions periodically to assure itself that the best execution objective continues to be paramount in the selection of executing broker-dealers.


         Meridian does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations. Nevertheless, the personnel of the Investment Adviser are authorized to negotiate payment only for brokerage services rendered and not for research, statistical, or other services. Meridian does not authorize the payment of commissions to brokers, in recognition of their having provided research, statistical or other related services, or of their having sold Fund shares, in excess of commissions other qualified brokers would have charged for handling comparable transactions.


         The Investment Adviser may perform investment management services for various clients. There may be occasions in which portfolio transactions for a Fund may be executed as part of concurrent authorizations to purchase or sell the same security for other of the accounts served by the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they will be effected only when the Investment Adviser believes that to do so will be in the best interest of its clients, including the Funds. When such concurrent authorizations occur, the objective will be to allocate the executions in a manner which is deemed equitable to the accounts involved, including the Funds.

         A Fund, in some instances, may deal in securities which are not listed on a national securities exchange but are traded in the over-the-counter market. Where transactions are executed in the over-the-counter market, a Fund will seek to deal with the primary market-makers; but, when necessary in order to obtain the best price and execution, it will utilize the services of others. Each Fund in all cases will attempt to negotiate the best market price and execution.

         The foreign and domestic debt securities and money market instruments in which the Funds may invest are generally traded in the OTC markets. Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         Each Fund contemplates purchasing most foreign equity securities in OTC markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. The fixed commissions paid in connection with most foreign stock transactions generally are higher than negotiated commissions on United States transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States. Foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

         A Fund may hold foreign equity securities in the form of American Depository Receipts or Shares (ADRs), European Depository Receipts (EDRs), Continental Depository Receipts (CDRs) or securities convertible into foreign equity securities. ADRs, EDRs and CDRs may be listed on stock exchanges, or traded in the OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates.


         For the fiscal years ended June 30, 2001, 2002 and 2003 the Funds paid total brokerage commissions as follows:



                                          Fiscal Year Ended      Fiscal Year Ended          Fiscal Year Ended
                                            June 30, 2001           June 30,2002               June 30,2003
---------------------------------------------------------------------------------------------------------------
Meridian Growth Fund(R)                       $  128,475              $  270,606               $  723,332
---------------------------------------------------------------------------------------------------------------
Meridian Value Fund(R)                        $1,988,758              $2,888,276               $3,651,891
---------------------------------------------------------------------------------------------------------------


                   PURCHASE, REDEMPTION AND PRICING OF SHARES

         The Prospectus provides general information concerning the purchase and redemption of each Fund's shares. The following discussion explains further some of that information and discloses certain policies not presented in the Prospectus.

         Price of Shares - Each Fund calculates the net asset value per share in the following manner:


         1. Securities listed or traded on the New York Stock Exchange ("NYSE") are valued at the last sale price or, if no sale, at the last-reported bid price. Securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last-reported sales price. If no sale is shown on NASDAQ, the last reported bid price is used. Non-convertible bonds and debentures, and other long-term debt securities normally are valued at prices obtained for the day of valuation from a major dealer in bonds. However, when such prices are unavailable or in circumstances where the Investment Adviser deems it appropriate to do so, another bond pricing service or an over-the-counter or exchange quotation may be used. United States Treasury Bills, and other obligations issued or guaranteed by the United States government, its agencies or instrumentalities, certificates of deposit issued by banks, corporate short-term notes and other short-term investments with original or remaining maturities in excess of 60 days normally are valued at the mean of representative quoted bid and asked prices or, if such prices are not available, quoted bid and asked prices for securities of comparable maturity, quality and type. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day unless the Board determines that this does not represent the securities' fair value. Other securities are valued on the basis of last sale or bid prices in what is, in the opinion of the Investment Adviser, the broadest and most representative market which may be either a securities exchange or the over-the-counter market. Where quotations are not readily available, securities are valued at fair value as determined in good faith by or under the direction of the Board of Directors. The fair value of all other assets is added to the value of securities to derive the Fund's total assets.


         2. The NYSE and Meridian's Transfer Agent will be closed, and the Funds will not compute their respective net asset values, on the following holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Also, neither Fund is required to compute its net asset value on any day on which no order to purchase or redeem its shares is received.

         3. The liabilities of the Fund, including proper accruals of taxes and other expense items, are deducted from the Fund's total assets to derive the Fund's net asset value.

         4. The net asset value is divided by the total number of shares outstanding, and the result, rounded to the nearest cent, is the net asset value per share.

         Rejection of Orders - Any purchase order may be rejected by Meridian.

         The Open Account - When you make an initial investment in a Fund, a stockholder account is opened in accordance with your registration instructions. Each time there is a transaction in your account, such as an additional investment or the reinvestment of a dividend or distribution, you will receive from the Transfer Agent a confirmation statement showing the current transaction in your account along with a summary of the status of the account as of the transaction date.

         Authorized Broker Transactions - The Fund has authorized certain third parties to receive on its behalf purchase and redemption orders. Such persons are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized person or, if applicable, that person's authorized designee, receives the order. Customer orders will be priced at the Fund's Net Asset Value next computed after receipt of a customer's order by an authorized person or their authorized designee.

         Automatic Reinvestment of Dividends and Distributions - You may indicate at any time a choice of certain elections with respect to income dividends and distributions. You may elect to have both income dividends and distributions declared on your shares of a Fund reinvested automatically in additional shares of the Fund at the closing net asset value per share on the reinvestment date determined by the Board of Directors. You also may elect to receive income dividends in cash while accepting capital gain distributions in additional shares of the Fund. Alternatively, you may elect to receive both income dividend and capital-gain distributions in cash. If you make no election, all dividend and capital-gain distributions will be applied automatically to the purchase of shares of the Fund at net asset value per share. You may change these elections at any time by written notification to the Fund's Transfer Agent, but, to be effective as to a particular distribution, the change must be received by the Transfer Agent sufficiently in advance of the reinvestment date (approximately 10 business days) to permit the change to be entered in your record. The Federal income tax status of dividends and distributions is the same whether taken in cash or reinvested in shares of a Fund.

         Dividend and distributions on all shares in your account are reinvested in full and fractional shares at the net asset value per share unless you instruct the Fund to do otherwise.


         Suspension of Redemption - The redemption price of redeemed shares of a Fund will be paid on or before the seventh day following proper tender, except a postponement may be permissible under the 1940 Act when (a) the NYSE is closed (other than for weekends and holidays) or trading on the NYSE is restricted, (b) an emergency exists making disposal of portfolio securities or the valuation of net assets of the Fund not reasonably practicable, or (c) the SEC has by order permitted suspension of redemptions for the protection of the Fund's stockholders. The Commission, by rules and regulations, determines the conditions under which trading of securities are restricted and the conditions under which an emergency exists. Investment dealers handling redemption transactions may make a service charge. There is no charge as described in the foregoing paragraphs for redemption of shares tendered directly to the Transfer Agent.


         Mandatory Redemption - The Board of Directors has established a policy, which is subject to change, to require redemption of accounts of a Fund that drop as a result of redemptions to a value of less than $750 (determined, for this purpose only, as the greater of the stockholder's cost or the current net asset value of the shares, including any shares acquired through the reinvestment of income dividends and capital gains distributions). Prior notice of at least 60 days will be given to a stockholder within which to bring the account up to the minimum determined as set forth above before the involuntary redemption provision is made effective with respect to the stockholder's account.




                              FEDERAL INCOME TAXES


         The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Taxes." The Prospectus generally describes the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.



         A shareholder's tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are not subject to the federal alternative minimum tax.



         Meridian has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.



         Qualification as a Regulated Investment Company. Meridian intends to continue to qualify each Fund as a "regulated investment company" under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund's shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, rather than to Meridian as a whole. Furthermore, each Fund will separately determine its income, gains and expenses for federal income tax purposes.



         In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future regulations, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains are directly related to a Fund's principal business of investing in stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash, government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the Fund controls and which are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.



         In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and net short-term capital gain, as well as 90% of its net tax-exempt income earned in each taxable year. A Fund generally will not be subject to federal income tax on the investment company taxable income and net capital gain it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.



         Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund's net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.



         Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses.



         Equalizing Accounting. Under the Code, the Funds may use the so-called "equalization method" of accounting to allocate a portion of its "earnings and profits," which generally equals a Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.



         Taxation of Fund Investments. In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.



         If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount ("OID"), such as zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the obligation. A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from sales proceeds of securities held by a Fund.



         Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds a Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.



         "Passive foreign investment corporations" ("PFICs") are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on "excess distributions" received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.



         A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFIC. Elections may be available that would ameliorate these adverse tax consequences, but such election could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

         In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.



         Taxation of Distributions. For federal income tax purposes, a Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata over the entire year. All distributions paid out of a Fund's earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported on each shareholder's federal income tax return. Distributions in excess of a Fund's earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Fund shares and then capital gain. A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.



         Distributions designated by a Fund as a capital gain distribution will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Each Fund will designate capital gains distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.



         Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.



         Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange. Under certain circumstances, an individual shareholder receiving qualified dividend income from a Fund, explained further below, may be required to treat a loss on the sale or exchange of Fund shares as a long-term capital loss.



         If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares.



         If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. These loss disallowance rules do not apply to losses realized under a periodic redemption plan.

         Foreign Taxes. Amounts realized by a Fund on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, none of the Funds expect to qualify for this election.



         Federal Income Tax Rates. - As of the printing of this SAI, under recently enacted tax legislation, the maximum individual federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) net capital gain realized prior to May 6, 2003 generally is 20%; and (iii) net capital gain realized on or after May 6, 2003 generally is 15%. The date on which a Fund sells or exchanges a security is the date used in determining whether any net capital gain from such sale or exchange distributed to an individual shareholder will qualify for the pre-May 6 or post-May 5 net capital gain federal income tax rate.



         Such recently enacted tax legislation also provides for a maximum individual federal income tax rate applicable to "qualified dividend income" of 15%. In general, "qualified dividend income" is income attributable to dividends received from certain domestic and foreign corporations on or after January 1, 2003, as long as certain holding period requirements are met. If 95% or more of a Fund's gross income constitutes qualified dividend income, all of its distributions will be treated as qualified dividend income in the hands of individual shareholders, as long as they meet certain holding period requirements set forth below for their Fund shares. If less than 95% of the Fund's income is attributable to and designated as such in a timely manner will be so treated in the hands of individual shareholders. A Fund will only be treated as realizing qualified dividend income to the extent it receives dividends from certain domestic and foreign corporations and the Fund has held the shares of the stock producing the dividend for at least 61days during the 120-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend. A longer holding period applies to investments in preferred stock. (Only dividends from direct investments will qualify. Payments received by the Fund from securities lending, repurchase and other derivative transactions ordinarily will not.) Furthermore, an individual Fund shareholder can only treat a Fund distribution designated as qualified dividend income as such if he or she has held the Fund shares producing the distribution for at least 61 days during the 120-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend. No assurance can be given as to what portion, if any, of a Fund's dividend income distributed to shareholders will qualify for the reduced rate of taxation.



         The maximum corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Marginal tax rates may be higher for some shareholders to reduce or eliminate the benefit of lower marginal income tax rates. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of laws enacted in 2001 and 2004.



         Backup Withholding. Meridian may be required to withhold, subject to certain exemptions, at a rate of 28% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies that the "taxpayer identification number" ("TIN"), generally the shareholder's social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase in future years under "sunset" provisions of law enacted in 2001.

         Tax-Deferred Plans. The shares of the Funds are available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans ("SEP-IRAs"), Savings Incentive Match Plans for Employees ("SIMPLE Plans"), Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.



         Corporate Shareholders. - Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In general, a distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if: (i) the corporate shareholder holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund holds the shares of the domestic corporation producing the dividend income in an unleveraged position for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income. A longer holding period applies to investments in preferred stock.



         Foreign Shareholders. Under the Code, distributions attributable to ordinary income, net short-term capital gain and certain other items realized by a Fund and paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or foreign corporation ("foreign shareholders") generally will be subject to a withholding tax at a flat rate of 30% or a lower treaty rate, if an income tax treaty applies. This tax generally is not refundable. However, if a distribution paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, the withholding tax will not apply and the distribution will be subject to the reporting and withholding requirements generally applicable to U.S. persons. In general, foreign shareholders' capital gains realized on the disposition of Fund shares and capital gains distributions generally are not subject to federal income tax, withholding or otherwise, unless: (i) the gains or losses are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, or (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met. If the capital gains or losses are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to a income tax treaty, the reporting and withholding requirements applicable to U.S. persons generally applies. If the capital gains and losses are not effectively connected for this purpose, but the foreign shareholder exceeds the 183 day limitation, the gains will be subject to a withholding tax at a flat rate of 30% or the lower treaty rate, if an income tax treaty applies.



         If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder's death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.



         The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.



         Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

                               INVESTMENT RESULTS


         From time to time, performance information regarding a Fund, such as total return, may be quoted in advertisements or in communications to shareholders. These performance quotations represent a Fund's past performance, and should not be considered as representative of future results. A Fund's total return may be calculated on an average annual basis for various periods (which will be stated in all advertisements). Average annual total return reflects the average percentage change per year in the value of an investment in the Fund. In calculating total return, the assumption is made that dividends and capital gain distributions made by the Fund during the period are reinvested in additional shares.


         A Fund's investment results will vary from time to time depending upon market conditions, the composition of the Fund's portfolio, and operating expenses of the Fund, so that any investment results reported by a Fund should not be considered representative of what an investment in the Fund may earn in any future period. These factors and possible differences in calculation methods should be considered when comparing the Fund's investment results with those published for other investment companies, other investment vehicles and unmanaged indices. The comparison of a Fund to an alternative investment should be made with consideration of differences in features and expected performance.



         The principal value of an investment in a Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.



CALCULATION OF TOTAL RETURN



         Funds compute their average annual total return by determining the average annual compounded rate of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This calculation can be expressed as follows:



                                 ERV = P(1 + T)(n)



Where:



       ERV   = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.






       P     = hypothetical initial payment of $1,000.



       n     = period covered by the computation, expressed in terms of years.



       T     = average annual total return.



         The calculation of average annual total return assumes a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computation.



         Average annual total return (before taxes) for a specified period of time is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

                  Average Annual Total Returns-Before Taxes(1)



                                                                                     Ten Years or Since
                                  One Year Ending           Five Years Ending         Inception* Ending
                                      6/30/03                    6/30/03                   6/30/03
                                  ---------------           -----------------        ------------------
Meridian Growth Fund(R)               -0.20%                      9.12%                     11.67%
Meridian Value Fund(R)                 4.32%                     15.11%                     17.95%



* The inception date for the Meridian Value Fund(R) is February 10, 1994



(1) Average Annual Total Returns do not include the effect of any taxes.



         Each Fund that advertises an "average annual total return - after taxes on distributions" for a class of shares computes such return by determining the average annual compounded rate of return after taxes on distributions during specified periods that equates the initial amount invested to the ending value after taxes on distributions but not after taxes on redemption according to the following formula:



                              P (1 + T)(n) = ATV(D)



Where:



         P = a hypothetical initial payment of $1,000,



         T = average annual total return (after taxes on distributions), and



         n = number of years.



         ATV(D) = ending value of a hypothetical $1,000 payment after taxes on fund distributions but not after taxes on redemptions



         Average annual total return-after taxes on distributions for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date.



            Average Annual Total Returns-After Taxes on Distributions



                                                                                      Ten Years or Since
                                  One Year Ending           Five Years Ending          Inception* Ending
                                      6/30/03                   6/30/03                    6/30/03
                                  ---------------           -----------------         ------------------
Meridian Growth Fund(R)               -0.82%                      4.55%                      7.89%
-Returns After Taxes on
Distributions
Meridian Value Fund(R)                 4.32%                     13.29%                     16.04%
-Returns After Taxes on
Distributions



* The inception date for the Meridian Value Fund(R) is February 10, 1994



Each Fund that advertises an "average annual total return-after taxes on distributions and redemption" for a class of shares computes such return by determining the average annual compounded rate of return after taxes on distributions and redemption during specific periods that equates the initial amount invested to the ending value after taxes on distributions and redemption according to the following formula:

                             P (1 + T)(n) = ATV(DR)



Where:



        P = a hypothetical initial payment of $1,000,



        T = average annual total return (after taxes on distributions and redemption), and



        n = number of years.



        ATV(DR) = ending value of a hypothetical $1,000 payment after taxes on fund distributions and redemption



Average annual total returns-after taxes on distributions and redemptions for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation.



Average Annual Total Returns-After Taxes on Distributions and Redemptions



                                                                                     Ten Years or Since
                                 One Year Ending            Five Years Ending         Inception* Ending
                                     6/30/03                     6/30/03                   6/30/03
                                 ---------------            -----------------        ------------------
Meridian Growth Fund(R)                0.12%                      4.87%                      7.73%
-Returns After Taxes on
Distributions and Sale of
Fund Shares
Meridian Value Fund(R)                 2.81%                     11.97%                     14.84%
-Returns After Taxes
on Distributions and Sale of
Fund Shares



         * The inception date for the Meridian Value Fund(R)is February 10, 1994



         The Funds may in advertising refer to results compiled by organizations such as Lipper Analytical Services and Morningstar, Inc. Additionally, the Funds may, from time to time, refer to results published in various newspapers or periodicals, including Barrons, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Mutual Funds, Money, U.S. News and World Report and The Wall Street Journal.



         A Fund may from time to time compare its investment results with, e.g., the following:



         (1) The Standard & Poor's 500 Composite Stock Price Index, which is a capitalization-weighted index of 500 stocks that attempts to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing major industries.



         (2) The Russell 2000 Index, which is composed of the 2,000 smallest securities in the Russell 3000 Index, which is composed of the 3,000 largest U.S. companies based on market capitalization and represents approximately 98% of the investable U.S. equity market.



         (3) 3-months weekly average yield of 90-day U.S. Treasury Bills, as reported by the Federal Reserve Bank of St. Louis.

         (4) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, shelter, fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living).



                       FURTHER INFORMATION ABOUT MERIDIAN



         Description of Common Stock - There are no conversion or preemptive rights in connection with any shares of the Funds. All shares of each Fund when duly issued will be paid in full and non-assessable. The rights of the holders of shares of common stock of a Fund may not be modified except by vote of the majority of the outstanding voting securities of that Fund. Certificates are not issued unless requested and are never issued for fractional shares. Fractional shares are liquidated at net asset value per share at the time a stockholder account is closed.



         Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares of the Funds (in the aggregate) voting for the election of directors can elect 100% of the directors if they wish to do so. In such event the holders of the remaining less than 50% of the shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.



                             ADDITIONAL INFORMATION



         Stockholder Reports - The fiscal year of each Fund ends on June 30 of each year. Each Fund will issue to its stockholders semi-annual and annual reports; each annual report will contain a schedule of the Fund's portfolio securities and audited annual financial statements. Stockholders, in addition, will receive unaudited quarterly statements of the status of the Fund. The Federal income tax status of stockholders' distributions also will be reported to stockholders after the end of each calendar year.



         Legal Opinions - The validity of the issuance and sale of the shares offered under the current Registration Statement has been passed upon by Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington D.C. 20006. Morrison & Foerster acts as counsel to Meridian and to the Investment Adviser in various matters.



         Independent Auditors - PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, California 94105, have been appointed as independent auditors for Meridian. The financial statements of the Funds as of June 30, 2003 included in the Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent auditors, given on the authority of said firm as experts in accounting and auditing.



         Administration Assistance Services - PFPC Inc. ("PFPC"), 760 Moore Road, King of Prussia, PA 19406 provides administration services to the Funds including assistance in preparing annual and semi-annual shareholder reports, calculating performance data, and assisting with filing various SEC reports. With respect to the Meridian Growth Fund(R) and Meridian Value Fund(R), PFPC was entitled to receive administration assistance fees of $3,750 for each Fund for the six months ended June 30, 2003. For the six months ended June 30, 2003, PFPC waived the entire administration assistance fees for each Fund for this period. Fees for administration assistance services are paid by the Adviser.



         Shareholder Services and Transfer Agent - PFPC provides the Funds with shareholder services under a shareholder services agreement and serves as transfer agent for the Funds.









         Custodian - PFPC Trust Company, 8800 Tinicum Boulevard, Philadelphia, PA 19153, serves as the Funds' custodian pursuant to a Custodian Services Agreement. In such capacity, the custodian holds or arranges for the holding of all portfolio securities and other assets of the Funds.

         Accounting Services - PFPC provides the Funds with accounting services under an Accounting Services Agreement. With respect to the Meridian Growth Fund(R), PFPC received accounting fees of $68,695, $55,377 and $48,228 for the fiscal years ended June 30, 2003, June 30, 2002 and June 30, 2001, respectively. With respect to the Meridian Value Fund(R), PFPC received accounting fees of $168,834, $153,292 and $79,045 for the fiscal years ended June 30, 2003, June 30, 2002 and June 30, 2001, respectively.



         Registration Statement - The Prospectus and this SAI, together, do not contain all of the information set forth in the Fund's registration statement and related forms filed with the Securities and Exchange Commission. Certain information is omitted in accordance with rules and regulations of the Commission. The registration statement and related forms may be inspected at the Public Reference Room of the Commission at Room 1024, 450 5th Street, N.W., Judiciary Plaza, Washington, D.C. 20549, and copies thereof may be obtained from the Commission at prescribed rates. It is also available on the SEC's Internet Web site at http://www.sec.gov. Statements contained in the Prospectus or this SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to Meridian's registration statement, each such statement being qualified in all respects by such reference.



                              FINANCIAL STATEMENTS



         Audited financial statements and the accompanying Independent Accountant's Report for the fiscal year ended June 30, 2003 for the Meridian Growth Fund(R) and Meridian Value Fund(R) as contained in the Annual Report to Shareholders for the fiscal year ended June 30, 2003, are incorporated herein by reference to that report.

                                   APPENDIX A



                           DESCRIPTION OF BOND RATINGS



         MOODY'S INVESTORS SERVICE, INC. rates the long-term debt securities issued by various entities from "Aaa" to "C," according to quality as described below:



         "Aaa -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."



         "Aa -- High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."



         "A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."



         "Baa -- Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."



         "Ba -- Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position."



         "B -- Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."



         "Caa -- Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest."



         "Ca -- Speculative in a high degree; often in default or have other marked shortcomings."



         "C -- Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing."



         STANDARD & POOR'S CORPORATION RATINGS GROUP rates the long-term securities debt of various entities in categories ranging from "Aaa" to "D" according to quality as described below:



         "Aaa -- Highest rating. Capacity to pay interest and repay principal is extremely strong."



         "Aa -- High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from Aaa issues only in a small degree."



         "A -- Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rate categories."

         "Bbb -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."



         "Bb, B, Ccc, Cc, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."



         "C1 -- Reserved for income bonds on which no interest is being paid."



         "D -- In default and payment of interest and/or repayment of principal is in arrears."

                                   APPENDIX B



                               MERIDIAN FUND, INC.



                        PROXY AND CORPORATE ACTION VOTING
                             POLICIES AND PROCEDURES



                                  JULY 1, 2003



I.       INTRODUCTION



Meridian Fund, Inc. (the "Fund") is the beneficial owner of its portfolio securities. Accordingly, the Fund's Board of Directors (the "Board"), acting on behalf of the Fund and each of its series (collectively, the "Funds"), has the right and the fiduciary obligation to vote proxies relating to the Funds' portfolio securities in a manner consistent with the best interests of the Funds and their shareholders. Accordingly, the Board has approved the adoption of these Proxy and Corporate Action Voting Policies and Procedures with respect to voting proxies relating to portfolio securities held by the Funds (these "Policies and Procedures").



II.      POLICY



         A.       Delegation to the Adviser.



                  1. The policy of the Fund is to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to Aster Investment Management Co., Inc. (the "Adviser") as a part of the Adviser's general management of the Funds, subject to the Board's continuing oversight.



III.     FIDUCIARY DUTY



The right to vote proxies with respect to portfolio securities held by the Funds is an asset of the Fund. The Adviser acts as a fiduciary of the Funds and must vote proxies in a manner consistent with the best interest of the Funds and their shareholders. In discharging this fiduciary duty, the Adviser must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote proxies in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.



IV.      PROXY VOTING PROCEDURES



         A. Annual Presentation of Proxy Voting Policies to the Board. At least annually, the Adviser shall present to the Board for its review the Adviser's Policies and Procedures. In addition, the Adviser shall notify the Board promptly of material changes to the Adviser's Policies and Procedures (Appended hereto as Appendix A). The Adviser is not required to notify the Board of changes relating to any guidelines for voting specific types of proxies except as part of the annual presentation. The Board shall review the policies, procedures and other guidelines presented by the Adviser to determine that they are consistent with these policies and procedures. Upon request, the Adviser shall provide the Fund with a copy of its policies, procedures and other guidelines or a description of such policies, procedures and guidelines for the purpose of filing such document(s) in the Fund's statement of additional information or as otherwise required by the Investment Company Act of 1940 and the rules promulgated thereunder.



         B. Resolution of Conflicts of Interest. With respect to those proxies that the Adviser has identified as involving a conflict of interest, the Adviser shall submit to the Board, at least annually, a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy. For this purpose, a "conflict of interest" shall be deemed to occur when the Adviser, or an affiliated person of the Adviser has an interest in a matter presented by a proxy to be voted on behalf of a Fund, other than the obligation the Adviser incurs as investment adviser to that Fund, which may compromise the Adviser's independence of judgment and action in voting the proxy.



Where a proxy proposal raises a material conflict of interest between the interests of the Adviser or an affiliated person of the Adviser and that of one or more Funds, the Adviser shall resolve such conflict in the manner described below.



                  1. Vote in Accordance with a Predetermined Specific Policy. To the extent that the Adviser's Policies and Procedures include a pre-determined voting policy for various types of proposals and the Adviser has little or no discretion to deviate from such policy with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.



                  2. Notify and Obtain Consent of the Board. To the extent that the Adviser's Policies and Procedures include a pre-determined voting policy for various proposals and the Adviser has discretion to deviate from such policy, the Adviser shall disclose the conflict to the Board and obtain the Board's consent to the proposed vote prior to voting on such proposal.



                           a. Detailed Disclosure to the Board. To enable the Board to make an informed decision regarding the vote in question, such disclosure to the Board shall include sufficient detail regarding the matter to be voted on and the nature of the conflict. When the Board does not respond to such a conflict disclosure request or denies the request, the Adviser shall abstain from voting the securities held by the relevant Funds.



V.       REVOCATION OF AUTHORITY TO VOTE



The delegation by the Board of the authority to vote proxies relating to portfolio securities held by the Funds may be revoked by the Board, in whole or in part, at any time.



VI.      ANNUAL FILING OF PROXY VOTING RECORD



The Fund shall file an annual report of each proxy voted with respect to portfolio securities held by the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.(1)



VII.     PROXY VOTING DISCLOSURES



         A. The Fund shall include in its Form N-1A registration statement:



                  1. A description of these Policies and Procedures and of the Adviser's Policies and Procedures; and



                  2. A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities held by the Funds during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Fund's toll-free telephone number, on the Fund's website and on the SEC website.(2)



(1) The first report on Form NP-X shall be for the twelve month period ended June 30, 2004 and shall be filed on or before August 31, 2004.



(2) This disclosure shall be included in the registration statement next filed on behalf of the Funds after August 31, 2004.

         B. The Fund shall include in its Annual and Semi-Annual Reports to shareholders:



                  1. A statement that a description of these Policies and Procedures is available without charge, upon request, by calling the Fund's toll-free telephone number, on the Fund's website, and on the SEC website.(3)



                  2. A statement that information regarding how the Fund voted proxies relating to portfolio securities held by the Funds during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund's toll-free telephone number, on the Fund's website and on the SEC website.(4)



(3) This disclosure shall be included in the report next filed on behalf of the Funds after July 1, 2003.



(4) This disclosure shall be included in the report next filed on behalf of the Funds after August 31, 2004.

                                   APPENDIX A



                    ASTER INVESTMENT MANAGEMENT COMPANY, INC.



                        PROXY AND CORPORATE ACTION VOTING
                             POLICIES AND PROCEDURES



I.       POLICY



Aster Investment Management Co., Inc. (the "Adviser") acts as discretionary investment adviser for various clients, which may include clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA") and registered open-end investment companies ("mutual funds"). The Adviser's authority to vote proxies or act on other shareholder actions is established under the delegation of discretionary authority under its investment advisory contracts. Therefore, unless a client (including a "named fiduciary" under ERISA) specifically reserves the right, in writing, to vote its own proxies or to take shareholder action in other corporate actions, the Adviser will vote all proxies or act on all other actions received in sufficient time prior to their deadlines as part of its full discretionary authority over the assets in accordance with these Proxy and Corporate Action Voting Policies and Procedures (these "Policies and Procedures"). Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.



When voting proxies or acting on corporate actions for clients, the Adviser's utmost concern is that all decisions be made solely in the best interest of its clients (in the case of ERISA accounts plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). The Adviser will act in a manner deemed prudent and diligent and which is intended to enhance the economic value of the assets of its clients' account.



II.      PURPOSE



The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by the Adviser to enable it to comply with its accepted responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act"). These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.



III.     PROCEDURES



The Proxy Manager is ultimately responsible for ensuring that all proxies received by the Adviser are voted in a timely manner and voted consistently across all portfolios. Although many proxy proposals can be voted in accordance with the Adviser's established guidelines (see Section V, below)(the "Guidelines"), the Adviser recognizes that some proposals require special consideration, which may dictate that the Adviser makes an exception to the Guidelines. In situations where a proposal does not clearly fall within the guidelines, or where the Proxy Manager determines that consultation is prudent, the Proxy Manager will consult with the Portfolio Manager of the account holding the relevant security to determine how to cast the vote.



The Proxy Manager is also responsible for ensuring that all corporate actions received by the Adviser are addressed in a timely manner and consistent action is taken across all portfolios.

         A.       CONFLICTS OF INTEREST



The Proxy Manager is responsible for monitoring situations where the voting of proxies may present actual or perceived conflicts of interest between the Advisor and clients. Where a proxy proposal raises a material conflict of interest between the Adviser's interests and that of one or more its clients, including a mutual fund client, the Adviser shall resolve such conflict in the manner described below:



                  1. Vote in Accordance with the Guidelines. To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.



                  2. Obtain Consent of Clients. To the extent the Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the clients will include sufficient detail regarding the matter to be voted on and the nature of our conflict that the clients would be able to make an informed decision regarding the vote. When a client does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that client's account.



         B.       LIMITATIONS



In certain circumstances, in accordance with a client's investment advisory contract (or other written directive) or where the Adviser has determined that it is in the client's best interest, the Adviser will not vote proxies received. The following are some circumstances where the Adviser will limit its role in voting proxies received on client securities:



                  1. Client Maintains Proxy Voting Authority: Where client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by the Adviser, it will promptly be forwarded to the client.



                  2. Terminated Account: Once a client account has been terminated with the Adviser in accordance with its investment advisory agreement, the Adviser will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client for action.



                  3. Limited Value: If the Proxy Manager concludes that the value on a client's economic interest or the value of the portfolio holding is indeterminable or insignificant, the Adviser will abstain from voting a client's proxies. The Adviser does not vote proxies received for securities which are no longer held by the client's account. In addition, the Adviser generally does not vote securities where the economic value of the securities in the client account is less than $500.



                  4. Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a client's proxy would exceed any anticipated benefits of the proxy proposal.

IV.      RECORD KEEPING



In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by the Adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.



The Adviser will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and advise clients how they may obtain information on how the Adviser voted their securities. Clients may obtain information on how their securities were voted or a copy of the Policies and Procedures by written request addressed to the Adviser. The Adviser will enter into arrangements with all mutual fund clients to provide any information required to be filed by such mutual fund on Form N-PX, and will provide information as requested by the client mutual funds' board of directors.



V.       GUIDELINES



         Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules and these guidelines may be revised from time to time. In voting such proxies, the Adviser will act prudently, taking into consideration those factors that may affect the value of the security and will vote such proxies in a manner in which, in its opinion, is in the best interests of clients. The Adviser reserves the right to override this policy and these guidelines with the approval of the manager of the affected client portfolio(s). In such cases where the guidelines are not followed, it will be appropriately documented by the Adviser in accordance with the record keeping requirements of Section III., above.



         A.       VOTE AGAINST



                  1. Issues regarding Board entrenchment and anti-takeover measures such as the following:



                           a.       Proposals to stagger board members' terms;



                           b.       Proposals to limit the ability of
                                    shareholders to call special meetings;



                           c.       Proposals to require super majority votes;



                           d. Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;



                           e.       Proposals regarding "poison pill"
                                    provisions; and



                           f.       Permitting "green mail".



                           g.       Providing cumulative voting rights.



                           h. Limitation of shareholder rights to remove directors, amend by-laws, call special meetings, nominate directors, or other actions to limit or abolish shareholder rights to act independently such as acting by written consent

                           i. Proposals to vote unmarked proxies in favor of management



                           j. Proposals to eliminate existing pre-emptive rights



                           k. Proposals to issue "blank check preferred stock" (i.e., preferred stock all or many of whose rights, preferences and designations, (e.g.; dividend and voting rights) can be established by the Board of Directors acting alone).



                  2.       Executive and board compensation



                           a. Incentive plans which become effective in the event of hostile takeovers or mergers, e.g. "Golden parachutes"



                           b.       Option grants to management and directors.



                  3. Proposals authorizing the company's board of directors to adopt, amend or repeal by-laws without shareholders' approval



                  4. Proposals authorizing the company's management or board of directors to buy back shares at premium prices without shareholders' approval.



                  5. Adoption of a stock purchase plan at less than 85% of fair market value



                  6.       Limiting directors' liability



         B.       VOTE FOR



                  1. Election of directors recommended by management, except if there is a proxy fight or contested election.



                  2. Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.



                  3.       Date and place of annual meeting.



                  4. Limitation on charitable contributions or fees paid to lawyers.



                  5. Ratification of directors' actions on routine matters since previous annual meeting.



                  6.       Confidential voting.



                  7.       Majority independent board.



                  8.       Declassification of Boards



                  9.       Name changes.



                  10. Proposals with resulting financial benefit at shareholder level.



                  11.      Expensing stock options.

         C.       VOTE ON CASE-BY-CASE BASIS



                  1.       Pay directors solely in stock.



                  2.       Stock grants to management and directors.



                  3.       Mandatory retirement age for directors.



                  4.       Rotate annual meeting location/date.



                  5.       Management compensation tied to performance.



                  6. Fundamental investment policy changes for registered investment vehicles.



                  7.       Reduce management compensation or control



                  8.       Limiting directors tenure



                  9.       Proposals regarding "fair price" provisions.



                  10.      Shareholder proposals.



                  11. "Social issues," e.g., restrictions regarding transactions with certain foreign entities.



                  12.      Business Combinations or Restructuring

                             MERIDIAN FUND, INC.(R)


                                    FORM N-1A

                                     PART C

Item 23. Exhibits

         *        (a)      Articles of Incorporation.

         *        (b)      By-Laws.

                  (c) Instruments Defining Rights of Security Holders (not applicable).

         *        (d)      Investment Management Agreement.

                  (e)      Underwriting Contracts (not applicable).

                  (f)      Bonus or Profit Sharing Contracts (not applicable).


         *        (g)(1)   Custodian Agreement and Depository Contract, as
                           amended.



                  (g)(2)   Custodian Services Agreement filed herewith



         *        (h)(1)   Custody Administration and Agency Agreement.









         *        (h)(2)   Shareholder Services Agreement.



         *        (h)(3)   Accounting Services Agreement.



                  (h)(4) Administration Assistance Services Agreement filed herewith.



                  (i)      Legal Opinion filed herewith.



                  (j)      Consent of Independent Auditors filed herewith.


                  (k) Financial Statements omitted from Item 22 (not applicable).

         *        (l)      Investment Representation Agreement.

                  (m)      Rule 12b-1 Plan (not applicable).

                  (n)      Rule 18f-3 Plan (not applicable).

         **       (p)      Code of Ethics.

         * Incorporated by reference in Fund's Post-Effective Amendment No. 18 filed October 29, 1999.

         ** Incorporated by reference in Fund's Post-Effective Amendment No. 20 filed October 25, 2001.

Item 24:





Persons Controlled by or Under Common Control with Registrant: None





Item 25: Indemnification

         Subsection (B) of Section 2-418 of the General Corporation Law of Maryland empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director of that corporation or a director, officer, employee or agent of another corporation or enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and (I) in the case of conduct in the director's official capacity with the corporation, in a manner he reasonably believed to be in the best interests of the corporation, and, (ii) in all other cases, in a manner not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

         Subsection (B) of Section 2-418 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above, against expenses actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted under similar standards, except that no indemnification may be made in respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation.

         Section 2-418 further provides that to the extent a director or officer of a corporation has been successful in the defense of any action, suit or proceeding referred to in Subsection (B), he shall be indemnified against reasonable expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith that the scope of indemnification extends to directors, officers, employees or agents of a constituent corporation absorbed in a consolidation or merger and persons serving in that capacity at the request of the constituent corporation for another; and empowers the corporation to purchase and maintain insurance on behalf of a director or officer of the corporation against any liability asserted against him or incurred by him in any such capacity or arising out of his status as such whether or not the corporation would have the power to indemnify him against such liabilities under
Section 2-418.

         Article V of the Bylaws of the Fund contains indemnification provisions meant to conform to the above statute and to the provisions of Section 17 of the Investment Company Act of 1940, as amended, and to Investment Company Act Release No. 11330 (September 4, 1980). These Bylaws provide "reasonable and fair means" to determine whether indemnification shall be made which include: (1) reference to a final decision on the merits by a court or other body that liability did not occur by reason of disabling conduct, or (2) in the absence of such a decision, a reasonable, factually based decision to the same effect by
(a) a vote of a majority of a quorum of directors who are neither "interested persons" of the company (as defined in Section 2(a)(19) of the Investment Company Act) nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Fund pursuant to the Fund's Articles of Incorporation and Bylaws, or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in said Act, and is, therefore unenforceable. The Fund, unless in the opinion of its counsel the matter has been settled by controlling precedent, will submit to a court of appropriate jurisdiction the question whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue in the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund, in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered.




Item 26: Business and Other Connections of Investment Adviser

         See the material following the caption "Investment Management" appearing as a portion of Part A and Part B hereof.

Item 27: Principal Underwriter

         (a) None
         (b) None
         (c) None

Item 28: Location of Accounts and Records


         Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and held in the offices of the Funds and their investment adviser located at 60 E. Sir Francis Drake Boulevard, Wood Island, Suite 306, Larkspur, California 94939. Records covering shareholder accounts and portfolio transactions are maintained and kept also by the Fund's transfer agent, PFPC Inc., 760 Moore Road, King of Prussia, PA 19406 and custodian, PFPC Trust Company, 8800 Tinicum Boulevard, Philadelphia, PA 19153.


Item 29: Management Services

None

Item 32: Undertakings

Previously filed

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Larkspur and State of California on the 28th day of October, 2003.


                       MERIDIAN FUND, INC.(R)(Registrant)
                            /s/ RICHARD F. ASTER, JR.
                        Richard F. Aster, Jr., President

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


*Richard F. Aster, Jr.     Director and Principal               October 28, 2003
                           Executive Officer
*Michael S. Erickson       Director                             October 28, 2003
*James B. Glavin           Director                             October 28, 2003
*Herbert C. Kay            Director                             October 28, 2003
*Michael Stolper           Director                             October 28, 2003
*Gregg B. Keeling          Principal Financial Officer          October 28, 2003
                           Principal Accounting Officer
                           Treasurer and Secretary


* By: /s/ RICHARD F. ASTER, JR.
          Richard F. Aster, Jr.,
          Attorney-in-Fact

                                  EXHIBIT INDEX
                             MERIDIAN FUND, INC.(R)
                               AMENDMENT NO. 22 TO
                        FORM N-1A REGISTRATION STATEMENT


                                FILE NO. 811-4014


Exhibit No.       Title of Exhibit
-----------       ----------------
99(g)(2)          Custodian Services Agreement
99(h)(4)          Administration Assistance Services Agreement
99(i)             Legal Opinion
99(j)             Consent of Independent Auditors